100494\14214155v13 Exhibit 10.5 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED. LEASE BY AND BETWEEN SIR PROPERTIES TRUST, a Maryland real estate investment trust, as Landlord, AND ARCHER AVIATION INC., a Delaware corporation as Tenant 77 Rio Robles, San Jose, California

100494\14214155v13 TABLE OF CONTENTS Page ARTICLE 1 REFERENCE DATA  1.1 Introduction and Subjects Referred To. ............................................................................. 1  1.2 Exhibits. ............................................................................................................................. 3  ARTICLE 2 PREMISES AND TERM; PARKING  2.1 Premises ............................................................................................................................. 4  2.2 Term ................................................................................................................................... 5  2.3 Parking ............................................................................................................................... 7  ARTICLE 3 CONDITION OF PREMISES  3.1 Condition of the Premises .................................................................................................. 8  3.2 Initial Alterations. .............................................................................................................. 8  3.3 120 Day Warranty. ......................................................................................................... 13  ARTICLE 4 RENT, ADDITIONAL RENT, INSURANCE AND OTHER CHARGES  4.1 The Annual Fixed Rent .................................................................................................... 13  4.2 Additional Rent ................................................................................................................ 14  4.3 Capital Expenditure. ...................................................................................................... 16  4.4 Personal Property and Sales Taxes .................................................................................. 18  4.5 Insurance. ......................................................................................................................... 18  4.6 Utilities ............................................................................................................................. 20  4.7 Late Payment of Rent....................................................................................................... 20  4.8 Security Deposit ............................................................................................................... 20  ARTICLE 5 LANDLORD’S COVENANTS  5.1 Affirmative Covenants ..................................................................................................... 22  5.2 Interruption ...................................................................................................................... 23  5.3 Access to Building ........................................................................................................... 24  ARTICLE 6 TENANT’S ADDITIONAL COVENANTS  6.1 Affirmative Covenants ..................................................................................................... 24  6.2 Negative Covenants ......................................................................................................... 29  ARTICLE 7 CASUALTY OR TAKING  7.1 Termination ...................................................................................................................... 36  7.2 Restoration ....................................................................................................................... 37  7.3 Award ............................................................................................................................... 37  7.4 Waiver of Statutes ............................................................................................................ 38

100494\14214155v13 ARTICLE 8 DEFAULTS  8.1 Default of Tenant ............................................................................................................. 38  8.2 Remedies .......................................................................................................................... 38  8.3 Remedies Cumulative ...................................................................................................... 40  8.4 Landlord’s Right to Cure Defaults ................................................................................... 41  8.5 Holding Over ................................................................................................................... 41  8.6 Effect of Waivers of Default ............................................................................................ 41  8.7 No Waiver, Etc ................................................................................................................. 41  8.8 No Accord and Satisfaction ............................................................................................. 41  ARTICLE 9 RIGHTS OF MORTGAGEES OR GROUND LESSOR  ARTICLE 10 MISCELLANEOUS PROVISIONS  10.1 Notices ............................................................................................................................. 43  10.2 Quiet Enjoyment and Landlord’s Right to Make Alterations .......................................... 43  10.3 Waiver of Jury Trial ......................................................................................................... 44  10.4 Lease not to be Recorded; Confidentiality of Lease Terms ............................................. 44  10.5 Limitation of Landlord’s Liability ................................................................................... 44  10.6 Landlord’s Default ........................................................................................................... 45  10.7 Brokerage ......................................................................................................................... 46  10.8 Applicable Law and Construction ................................................................................... 46  10.9 California Specific Provisions. ........................................................................................ 47  10.10 Authorization ................................................................................................................... 48  10.11 Rooftop Rights.. ............................................................................................................... 48

100494\14214155v13 1 LEASE ARTICLE 1 Reference Data 1.1 Introduction and Subjects Referred To. This is a lease (this “Lease”) entered into by and between SIR PROPERTIES TRUST, a Maryland real estate investment trust (“Landlord”), and ARCHER AVIATION INC., a Delaware corporation (“Tenant”). Each reference in this Lease to any of the following terms or phrases shall be construed to incorporate the corresponding definition stated in this Section 1.1. Date of this Lease: March 9, 2022 Building: That certain single-story, free-standing building located at 77 Rio Robles, San Jose, California. Property: The Building, the parking facility attached to and serving the Building (the “Parking Facility”), the parcel(s) of land on which the Building and the Parking Facility are situated, and any structures, drives and future additions or improvements thereon. The Property is legally described on Exhibit A-1 attached hereto. Premises: The entire interior of the Building consisting of approximately 68,243 rentable square feet of space, substantially as shown on Exhibit A attached hereto and incorporated herein by reference. Premises Rentable Area: 68,243 square feet. Term: Ninety (90) Lease Months, commencing on the Commencement Date, and expiring at 5:00 p.m. California time on the day preceding the ninetieth (90th) monthly anniversary of the Commencement Date, subject to adjustment and earlier termination as provided in this Lease. Commencement Date: The date that is two hundred ten (210) days after the date Landlord delivers possession of the Premises to Tenant with the Demolition Work (as defined below) completed. The date of such delivery shall be referred to herein as the “Delivery Date.”

100494\14214155v13 2 Annual Fixed Rent: Dates Monthly Fixed Rent Annual Fixed Rent Lease Months 1 – 12 * [***] [***] Lease Months 13 – 24 [***] [***] Lease Months 25 – 36 [***] [***] Lease Months 37 – 48 [***] [***] Lease Months 49 – 60 [***] [***] Lease Months 61 – 72 [***] [***] Lease Months 73 – 84 [***] [***] Lease Months 85 – 90 [***] [***] “Lease Month” shall have the meaning set forth in Section 2.3. * The Annual Fixed Rent for this period is subject to abatement as set forth in Section 4.1.2 below. Tenant’s Percentage: One hundred percent (100%). Permitted Uses: General office use, research and development, manufacturing, laboratory, storage, and other legally permitted uses. Commercial General Liability Insurance Limits: $3,000,000 per occurrence (combined single limit) for property damage, bodily and personal injury and death. Original Address of Landlord: SIR Properties Trust c/o The RMR Group LLC 8631 West Third Street, Suite 301E Los Angeles, CA 90048 Attention: Vice President, West Region E-mail: [***] with a copy to: SIR Properties Trust

100494\14214155v13 3 c/o The RMR Group LLC Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458 Attention: Jennifer B. Clark E-mail: [***] Original Address of Tenant: Archer Aviation Inc. 190 West Tasman Drive San Jose, California 95134 Attention: Legal E-mail: [***] Address for Payment of Rent: SIR Properties Trust c/o The RMR Group LLC Dept #700 P.O. Box 31001-2136 Pasadena, CA 91110-2136 Or remit electronically to: [***] [***] Account No. [***] ABA No. [***] Security Deposit: Initially, [***], subject to the terms set forth in Section 4.8 below. 1.2 Exhibits. The Exhibits listed below in this Section are incorporated in this Lease by reference and are to be construed as a part of this Lease. Exhibit A Plan Showing the Premises. Exhibit A-1 Legal Description of Property Exhibit B Declaration by Landlord and Tenant as to Commencement Date. Exhibit C Rules and Regulations. Exhibit D Alterations Requirements. Exhibit E Contractor’s Insurance Requirements. Exhibit F Site Plan Improvements Exhibit G Demolition Plan

100494\14214155v13 4 ARTICLE 2 Premises and Term; Parking 2.1 Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises. 2.2 Right of First Offer. As of the Date of this Lease, Landlord is the owner of those certain buildings located at 51 Rio Robles, San Jose, California (“51 Rio Robles”) and 145 Rio Robles, San Jose, California (“145 Rio Robles”). So long as (i) there then exists no Default of Tenant, (ii) the Tenant named in Section 1.1 of this Lease or a Permitted Transferee (as hereinafter defined) shall occupy the entire Premises, (iii) this Lease is still in full force and effect, and (iv) either 51 Rio Robles or 145 Rio Robles remain under the ownership of Landlord or any Landlord Affiliate (as defined below), then if the entirety of 51 Rio Robles or the entirety of 145 Rio Robles shall become available for leasing by third-parties, Landlord shall so notify Tenant, and shall identify the space available (i.e., 51 Rio Robles or 145 Rio Robles, as applicable, the “Offered Space”) together with the rental rate and other terms and conditions (collectively, the “Terms”) under which in good faith Landlord intends to offer 51 Rio Robles or 145 Rio Robles, as applicable, to third parties (which may include a term that is not coterminous with the Term applicable to the Premises) and the date on which such Offered Space is expected to be available, and Tenant may, by giving notice to Landlord within fifteen (15) days after receipt of such notice, irrevocably elect to lease the Offered Space on the Terms. Tenant must elect to lease all of the Offered Space, and Tenant may not elect to lease only a portion thereof. If Tenant shall have so elected to lease the Offered Space, Landlord and Tenant shall enter into an amendment to this Lease (or, at Landlord’s option, a separate lease for such Offered Space, which separate lease shall be on substantially the same terms and conditions as are set forth in this Lease, as modified by the Terms, and modified as necessary to reflect other reasonable and appropriate terms acceptable to Tenant and Landlord) within fifteen (15) days after Tenant shall have received the same from Landlord, confirming the lease of such Offered Space to Tenant on the Terms. If Tenant shall not elect to lease the Offered Space within the aforesaid 15-day period, then Landlord shall thereafter be free to lease any or all of such Offered Space to a third party or parties on substantially the same terms and conditions, it being agreed that time is of the essence with respect to the exercise of Tenant’s rights under this Section 2.2; provided, however, if Landlord fails to enter into a lease for the Offered Space within 365 days after the expiration of such 15-day period, then the provisions of this Section 2.2 shall resume and again apply to the Offered Space. The provisions hereof shall not apply, and space shall not be deemed “available for lease” hereunder if Landlord shall intend either (a) to enter into a lease of such space to any entity controlling, controlled by or under common control with Landlord (“Landlord Affiliate”), or (b) to renew or extend the lease with (or grant a new lease to) the entity (or any party affiliated with such entity) then occupying such space. For the avoidance of doubt, if at any time neither the Landlord named in Section 1.1 of this Lease nor any Landlord Affiliate is the owner of 51 Rio Robles, then the provisions of this Section 2.2 shall immediately terminate and no longer apply with respect to 51 Rio Robles, and if at any time neither the Landlord named in Section 1.1 of this Lease nor any Landlord Affiliate is the owner of 145 Rio Robles, then the provisions of this Section 2.2 shall immediately terminate and no longer apply with respect to 145 Rio Robles.

100494\14214155v13 5 2.3 Term. 2.3.1 In General. The term of this Lease shall be for a period beginning on the Commencement Date and continuing for the Term and any extension thereof in accordance with the provision of this Lease, unless sooner terminated as hereinafter provided. For purposes of this Lease, the term “Lease Month” shall mean each calendar month occurring during the Term, provided, however, if the Commencement Date occurs on other than the first day of a calendar month, then the first Lease Month shall commence on the Commencement Date and end on the last day of the calendar month in which the first (1st) monthly anniversary of the Commencement Date occurs. When the dates of the beginning and end of the Term of this Lease have been determined, such dates shall be evidenced by a document in the form of Exhibit B attached hereto executed by Landlord and Tenant and delivered each to the other, but the failure of Landlord and Tenant to execute or deliver such document shall have no effect upon such dates. The Term and any extension thereof in accordance with the provisions of this Lease is hereinafter referred to as the “Term” of this Lease. 2.3.2 Early Occupancy. Tenant shall have the right to occupy the Premises from and after the Date of this Lease (and notwithstanding the Commencement Date) to perform Tenant’s Work and operate for the Permitted Uses, provided that (A) this Lease is fully executed by the parties hereto, (B) Landlord shall have received a copy of each of Tenant’s insurance policies, or certificates of insurance therefor pursuant to Section 4.5 hereof, (C) Tenant shall have paid the Security Deposit to Landlord, (D) Tenant shall give Landlord at least ten (10) days' prior notice of any such occupancy of the Premises, and (E) during such occupancy of the Premises prior to the Commencement Date, all of the terms and conditions of this Lease shall apply (including, without limitation, Tenant’s obligation to pay for all utilities as set forth in Section 4.6 below), other than Tenant's obligation to pay Annual Fixed Rent, and Tenant’s Percentage of Taxes and Operating Costs (as those terms are defined in Section 4.2 below), as though the Commencement Date had occurred. 2.3.3 Extension Option. So long as this Lease is still in full force and effect, and subject to the Conditions (as hereinafter defined), which Landlord may waive, in its discretion, at any time, but only by notice to Tenant, Tenant shall have the right to extend the Term of this Lease for one (1) additional period (the “Option Term”) of five (5) years. The Option Term shall commence on the day succeeding the expiration of the initial Term, and shall end on the day immediately preceding the fifth (5th) anniversary of the commencement of the Option Term. All of the terms, covenants and provisions of this Lease applicable immediately prior to the expiration of the initial Term shall apply to the Option Term except that (i) the Annual Fixed Rent for the Option Term shall be the Market Rate (as hereinafter defined) for the Premises determined as of the commencement of such Option Term, as designated by Landlord by written notice to Tenant (“Landlord’s Notice”), but subject to Tenant’s right to dispute as hereinafter provided; and (ii) Tenant shall have no further right to extend the Term of this Lease beyond the Option Term hereinabove provided. If Tenant shall elect to exercise the aforesaid option, it shall do so by giving Landlord notice of its election (the “Election Notice”) not later than twelve (12) months, nor sooner than eighteen (18) months, prior to the expiration of the initial Term. If Tenant fails to give any such Election Notice to Landlord timely or the Conditions are neither satisfied nor waived by Landlord, the Term of this Lease shall automatically terminate no later than the end of the initial Term, and Tenant shall have no further option to extend the Term of this Lease, it being agreed

100494\14214155v13 6 that time is of the essence with respect to the giving of such Election Notice. If Tenant shall extend the Term hereof pursuant to the provisions of this Section 2.3.3, such extension shall (subject to satisfaction of the Conditions, unless waived by Landlord) be automatically effected without the execution of any additional documents, but Tenant and Landlord shall, at either party’s request, execute an agreement confirming the Annual Fixed Rent for the Option Term. The “Conditions” are that, as of the date of the Election Notice there shall exist no Default of Tenant and the named Tenant as set forth in Section 1.1 or a Permitted Transferee shall actually occupy the entire Premises. 2.3.3.1 As used in this Section 2.3, “Market Rate” shall mean a fair market fixed rent (which may include periodic adjustments) for the Premises for the Option Term commensurate with the fixed annual rents then being charged in other comparable office buildings located in San Jose, California, for premises of a similar size and quality of build-out to the Premises under lease renewals for a similar term, taking into account all relevant factors, including, without limitation, applicable market concessions (if any), the fact that Tenant is taking the Premises for the Option Term in “as is” condition and Landlord will not be providing an improvement allowance or an abated rent period in connection therewith. If Tenant disagrees with Landlord’s designation of the Market Rate, then Tenant shall give notice thereof to Landlord within thirty (30) days after Tenant’s receipt of Landlord’s Notice (failure to provide such notice of disagreement within such 30-day period constituting acceptance by Tenant of Market Rate as set forth in Landlord’s Notice); and if the parties cannot agree upon the Market Rate by the date that is forty-five (45) days following Landlord’s Notice, then the Market Rate shall be submitted to appraisal as follows: Within fifteen (15) days after the expiration of such forty-five (45) day period, Landlord and Tenant shall each give notice to the other specifying the name and address of the appraiser each has chosen. The two appraisers so chosen shall meet within ten (10) days after the second appraiser is appointed and if, within twenty (20) days after the second appraiser is appointed, the two appraisers shall not agree upon a determination of the Market Rate in accordance with the following provisions of this Section 2.3 they shall together appoint a third appraiser. If only one appraiser shall be chosen whose name and address shall have been given to the other party within such fifteen (15) day period and who shall have the qualifications hereinafter set forth, that sole appraiser shall render the decision which would otherwise have been made as hereinabove provided. 2.3.3.2 If said two appraisers cannot agree upon the appointment of a third appraiser within ten (10) days after the expiration of such twenty (20) day period, then either party, on behalf of both and on notice to the other, may request such appointment by the nearest office of the American Arbitration Association (or any successor organization) in accordance with its then prevailing rules. In the event that all three appraisers cannot agree upon such Market Rate within ten (10) days after the third appraiser shall have been selected, then each appraiser shall submit his or her designation of such Market Rate to the other two appraisers in writing; and Market Rate shall be determined by calculating the average of the two numerically closest (or, if the values are equidistant, all three) values so determined. 2.3.3.3 Each of the appraisers selected as herein provided shall have at least ten (10) years’ experience as a commercial real estate broker in the greater San Jose, California, area dealing with properties of the same type and quality as the Building. Each party shall pay the fees and expenses of the appraiser it has selected and the fees of its own counsel. Each party shall

100494\14214155v13 7 pay one half (1/2) of the fees and expenses of the third appraiser (or the sole appraiser, if applicable) and all other expenses of the appraisal. The decision and award of the appraiser(s) shall be in writing and shall be final and conclusive on all parties, and counterpart copies thereof shall be delivered to both Landlord and Tenant. Judgment upon the award of the appraiser(s) may be entered in any court of competent jurisdiction. 2.3.3.4 The appraiser(s) shall determine the Market Rate of the Premises for the Option Term and render a decision and award as to their determination to both Landlord and Tenant (a) within twenty (20) days after the appointment of the second appraiser, (b) within twenty (20) days after the appointment of the third appraiser or (c) within fifteen (15) days after the appointment of the sole appraiser, as the case may be. In rendering such decision and award, the appraiser(s) shall assume (i) that neither Landlord nor the prospective tenant is under a compulsion to rent, and that Landlord and Tenant are typically motivated, well-informed and well-advised, and each is acting in what it considers its own best interest, (ii) the Premises are fit for immediate occupancy and use “as is”, (x) require no additional work by Landlord or Tenant, (y) are appropriate and desired for immediate occupancy by Tenant, and (z) contain no work that has been carried out thereon by Tenant, its subtenant(s), or its or their successors-in-interest during the Term of this Lease which has diminished the rental value of the Premises, and (iii) that in the event the Premises have been destroyed or damaged by fire or other casualty prior to the commencement of the Option Term, they have been fully restored. The appraisers shall also take into consideration the rent and applicable market concessions contained in leases for comparable space in the Building, or in comparable buildings in the greater San Jose, California area, for comparable periods of time. 2.3.3.5 If the dispute between the parties as to the Market Rate has not been resolved before the commencement of Tenant’s obligation to pay the Annual Fixed Rent based upon determination of such Market Rate, then Tenant shall pay the Annual Fixed Rent under the Lease based upon the Market Rate designated by Landlord in Landlord’s Notice until either the agreement of the parties as to the Market Rate, or the decision of the appraiser(s), as the case may be, and within thirty (30) days after such agreement of the parties or the decision of the appraiser(s),Tenant shall pay any underpayment of the Annual Fixed Rent to Landlord, or Landlord shall refund any overpayment of the Annual Fixed Rent to Tenant. 2.3.3.6 Landlord and Tenant hereby waive the right to an evidentiary hearing before the appraiser(s) and agree that the appraisal shall not be an arbitration nor be subject to state or federal law relating to arbitrations; provided, however, that Landlord and Tenant may each submit to the appraisers any information each deems relevant to determination of the Market Rate. 2.4 Parking. As long as this Lease is in force and effect, Tenant shall have the exclusive right to use all of the parking spaces in the Parking Facility for the parking of standard passenger vehicles (and not as storage or other uses) at no charge, other than the amount of taxes or other impositions (if any) imposed by any governmental authority in connection with the use of such parking spaces, or the use of the Parking Facility, by Tenant. All parking spaces in the Parking Facility shall be used for the parking of passenger vehicles of Tenant and its employees and invitees only. Tenant acknowledges that Landlord is not required to

100494\14214155v13 8 provide any security or security services for the Parking Facility. If the whole or any part of any personal property in the Parking Facility shall be lost, destroyed or damaged by fire, water (including, without limitation, leaks from pipes, groundwater, or flooding from any other source) or other casualty, by theft or from any other cause, no part of such loss or damage is to be charged to or borne by Landlord unless the same is caused by the gross negligence or willful misconduct of Landlord or Landlord’s agents, contractors or employees. Tenant acknowledges and agrees that the owners of the vehicles parked in the Parking Facility shall be solely responsible for insuring said vehicles. Tenant shall indemnify and shall hold Landlord harmless from and against all claims, loss, cost, or damage arising out of the use by Tenant and its employees and invitees of the Parking Facility, except to the extent any such claims, loss, cost or damage arises out of or in connection with the negligence or willful misconduct of Landlord or its agents, employees or contractors. ARTICLE 3 Condition of Premises 3.1 Condition of the Premises. Tenant hereby acknowledges that other than the Landlord’s Work (as defined below) and Landlord’s ongoing repair, maintenance and replacement obligations set forth in this Lease, Landlord shall have no obligation to provide, perform or pay for any alterations or improvements to the Premises, except to the extent of Landlord’s Contribution. Subject to Landlord’s express obligations set forth in Section 3.2 below, the taking of possession of the Premises by Tenant shall conclusively establish that the Premises was at such time in good and sanitary order, condition and repair. Tenant acknowledges that neither Landlord nor Landlord’s agent or employees (either past or present) have made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant’s business. Tenant further acknowledges that, except as provided in this Lease (including, without limitation, the warranty set forth in Section 3.3 below), neither Landlord nor Landlord’s agents or employees (either past or present) have made any representation or warranty, and Landlord hereby disclaims any representation or warranty, as to the physical condition of the Premises or anything installed or contained therein unless expressly stated in this Lease, including, but not limited to, any express or implied warranty of habitability, merchantability or fitness for a particular purpose. 3.2 Initial Alterations. 3.2.1 Landlord’s Work. Tenant shall accept the Premises in its currently existing, “as is” condition as of the date of this Lease. Notwithstanding the foregoing, Landlord shall, at Landlord’s sole cost (and not to be passed through to Tenant as part of Operating Costs, whether or not amortized), perform the work (collectively, the “Landlord’s Work”) set forth below in this Section 3.2.1. In connection therewith, (i) Landlord shall complete the Demolition Work set forth below in Section 3.2.1.1 below prior to the Delivery Date, and (ii) Landlord shall use commercially reasonable efforts to complete the remainder of Landlord’s Work set forth below in Sections 3.2.1.2, 3.2.1.3, 3.2.1.4, 3.2.1.5 and 3.2.1.6 (collectively, the “Post-Delivery Work”) prior to the Commencement Date, but if such Post-Delivery Work is not completed prior to the Commencement Date, Landlord shall not be in default hereunder or be liable for damages therefor, and Tenant acknowledges and agrees that Landlord shall have the right to continue to perform the Post-Delivery Work after the Commencement Date, provided in connection therewith, Landlord shall use commercially reasonable efforts to minimize interference with the performance of

100494\14214155v13 9 Tenant’s Work and Tenant’s use of, and access to, the Premises. In connection therewith, Landlord shall: 3.2.1.1 Prior to Landlord’s delivery of the Premises to Tenant, perform the demolition of improvements within the Premises based on the demolition plan attached hereto as Exhibit G, subject to any revisions to such demolition plan reasonably agreed upon by Landlord and Tenant (provided, however, that it shall be deemed reasonable for Landlord to withhold its approval to any such revisions to the extent the same would materially adversely affect the schedule for Landlord’s construction of the Landlord’s Work, or would increase the cost of the Landlord’s Work) (the “Demolition Work”). The Demolition Work shall include, without limitation, the removal from the Premises and disposal of all debris, materials and waste resulting from the Demolition Work. 3.2.1.2 Cause the currently existing Building Systems (as defined in Exhibit D below) and equipment servicing the Premises to be in good working order; 3.2.1.3 Replace the current roof of the Building (such new roof, the “New Roof”); 3.2.1.4 In connection with certain of the currently existing HVAC mechanical units on the roof of the Building (the “Identified Units”) (as identified in that certain SVM Report dated June 26, 2020, and updated December 10, 2021 (the “SVM Report”), repair or replace (as outlined in the SVM Report) such Identified Units; 3.2.1.5 All work necessary to upgrade the electrical power available to the main electrical panel in the electrical room of the Building to 4,000 amps, which shall include, without limitation, exterior trenching from the street, feed lines to the Building/main point of entry, transformers, including support pads, switch gear, and main electrical panel inside the Building (collectively, the “Electrical Power Work”); and 3.2.1.6 perform those certain Site Plan Improvements in connection with Tenant’s truck loading requirements as set forth more particularly on Exhibit F. All such Landlord’s Work shall be completed in a good and workmanlike manner using Building standard materials, colors and procedures and in compliance with applicable legal requirements, and Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s Work and Tenant’s operations in connection with the performance of the Landlord’s Work. Following completion of the Landlord’s Work, Landlord shall use commercially reasonable efforts to enforce all warranties received by Landlord for Landlord’s Work which are applicable to improvements to be repaired and maintained by Tenant pursuant to this Lease. Notwithstanding the foregoing, in the event that either (i) Landlord fails to substantially complete (as defined below) the Post-Delivery Work (other than the substantial completion of the Electrical Power Work to the extent such substantial completion is delayed due to delays by the applicable utility company/regulatory agency that are outside of Landlord’s reasonable control) within ninety (90) days after the Commencement Date (the “Completion Deadline”), or (ii) if the performance of the Post-Delivery Work delays the substantial completion of Tenant’s Work or, if Tenant has commenced business operations in the Premises, materially interferes with Tenant’s use of the

100494\14214155v13 10 Premises (in either case, a “Work Delay/Use Interference”), then Tenant shall be entitled to one (1) day of free Annual Fixed Rent and Additional Rent (a) for each day occurring after the Completion Deadline until the Post Delivery Work is substantially complete and/or (b) for each day of a Work Delay/Use Interference, as applicable, which free Annual Fixed Rent and Additional Rent shall be applied after the Commencement Date and the expiration of the Rent Abatement Period. Landlord’s Work shall be deemed “substantially complete” on the date that all of Landlord’s Work is complete except for punch list items (i.e., minor and insubstantial details of decoration or mechanical adjustment) that (i) do not preclude Tenant from obtaining any permit or governmental approval needed for Tenant’s use of the Premises for the Permitted Use, including without limitation, a certificate of occupancy, (ii) do not materially interfere with Tenant’s use of the Premises for the Permitted Use, and (iii) are not reasonably estimated to take more than thirty (30) days to complete (collectively, “Punch List Items”). When Landlord considers Landlord’s Work to be substantially complete, Landlord shall notify Tenant of the same. Tenant and Landlord shall conduct a walk-through inspection of the Premises to identify any Punch List Items. Landlord shall complete or correct Punch List Items as soon as reasonably possible following identification thereof. 3.2.2 Tenant’s Plan. Tenant shall prepare complete plans and specifications (“Tenant’s Plans”) for the initial improvements to the Premises desired by Tenant, and submit the same to Landlord for Landlord’s approval. Landlord shall reasonably respond to Tenant’s Plans (either by approval, reasonable request for additional information, reasonable request for revision or communication of a reasonable reason for failure to approve) within ten (10) Business Days after the date of Landlord’s receipt of Tenant’s Plans (or within five (5) Business Days of any resubmission thereof) (in each case, the “Landlord Review Period”). If additional time beyond the applicable Landlord Review Period is necessary for review of Tenant’s Plans by Landlord’s architect, engineer or other consultant, then Landlord may extend such Landlord Review Period by one additional period of ten (10) Business Days by providing written notice of such extension to Tenant prior to the expiration of the initial Landlord Review Period. Tenant shall deliver to Landlord such additional information, documentation and/or revisions to Tenant’s Plans as are reasonably requested by Landlord to obtain Landlord’s approval of Tenant’s Plans and this process shall continue until Tenant’s Plans are approved by Landlord. Tenant shall not commence Tenant’s Work (hereinafter defined) until Tenant’s Plans have been approved by Landlord and Tenant shall have obtained any required governmental permits (such conditions being the “Work Contingency”). 3.2.3 Tenant’s Work. Following the satisfaction of the Work Contingency, Tenant shall cause its Contractor (as defined below), to perform the work and improvements described on Tenant’s Plans (collectively, “Tenant’s Work”) with commercially reasonable diligence until Tenant’s Work is completed. Tenant’s Work shall be performed in a good and workmanlike manner, in compliance with all applicable laws and in accordance with the provisions of this Lease. Tenant agrees to cease promptly upon notice from Landlord any activity or work which has not been approved by Landlord or is not in compliance with the provisions of this Lease, including, without limitation, the terms of this Section 3.2. The “Contractor” shall be a general contractor selected by Tenant, but subject to Landlord’s prior written approval, which shall not be unreasonably withheld. In addition, all subcontractors, laborers, materialmen, and suppliers used

100494\14214155v13 11 by Tenant must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Landlord hereby approves South Bay Construction as Tenant’s Contractor. Notwithstanding anything set forth in this Lease to the contrary, in no event shall Tenant be required to use union labor or build to LEED standards. 3.2.4 Substantial Completion Date. Tenant’s Work shall be considered substantially complete and the “Substantial Completion Date” shall occur on the first day as of which all of the following requirements have been met: (i) all work shown and described in Tenant’s Plans has been completed in accordance with Tenant’s Plans, with only punch list items (i.e., minor and insubstantial details of decoration or mechanical adjustment) excepted; (ii) all electrical, mechanical, and plumbing facilities installed by Tenant are functioning properly; (iii) the Premises are reasonably free of debris and construction materials; (iv) if applicable, Tenant’s architect has issued a certificate of substantial completion on a standard AIA form, which has been delivered to Landlord; and (v) if applicable, all required governmental inspections have been successfully completed and a certificate of occupancy (or its equivalent) required as a result of Tenant’s Work has been issued by the applicable governmental authority and a copy thereof delivered to Landlord. 3.2.5 Landlord’s Contribution. Provided the Lease is in full force and effect and subject to the provisions of this Section 3.2, Landlord shall provide Tenant with an allowance (“Landlord’s Contribution”) in an amount not to exceed [***] to be applied (i) against the cost of Tenant’s Work, and (ii) against the cost of telecommunications systems and voice data cabling installed in the Premises, and moving costs in connection with Tenant’s moving of personal property into the Premises (collectively, “Telecom and Moving Costs”), not to exceed [***] with respect Telecom and Moving Costs. For purposes of this Section 3.2.5, the “cost” of Tenant’s Work shall mean the actual third-party costs incurred by Tenant in connection with performing Tenant’s Work including, without limitation, all architectural and engineering fees and expenses; all contractor charges for the cost of labor and materials, profit, general conditions and overhead and supervision; all filing fees and other permitting costs and fees paid to independent construction managers, plus a construction management fee to be retained by Landlord (i.e., to be subtracted from Landlord’s Contribution), equal to one percent (1%) of the hard costs of the Tenant’s Work (but in no event shall such hard costs exceed the amount of the Landlord Contribution). In connection with the preparation of the Tenant’s Plans, Tenant shall engage a third-party architect to perform a test-fit of the Premises, and Landlord shall provide a separate allowance not to exceed [***] (the “Test-Fit Allowance”), which Landlord shall pay to Tenant within thirty (30) days following Landlord’s receipt of an invoice from Tenant together with reasonable supporting documentation evidencing the cost of such test-fit, and Tenant shall pay any costs of such test-fit that are in excess of the Test-Fit Allowance. 3.2.6 Progress Payments. Tenant may requisition Landlord for payment of Landlord’s Contribution monthly (and in no event more than once per month) (hereinafter “Progress Payments”) provided that Landlord may withhold ten percent (10%) of the amount due on each requisition paid prior to the Substantial Completion Date (the “Retained Amounts”). Each requisition for a Progress Payment shall include (i) a detailed breakdown of the cost of Tenant’s Work (and Telecom and Moving Costs as applicable) included in the requisition, (ii) copies of invoices from Tenant’s contractors, suppliers and others, as applicable, substantiating such costs, and (iii) executed waivers of mechanic’s or material supplier’s liens (in such form as Landlord

100494\14214155v13 12 shall reasonably require) on account of any labor and/or materials furnished by such party through the date of the requisition (provided that any such waiver may be conditioned upon receipt of the amount requested for such party in the requisition). Landlord shall make each Progress Payment to Tenant in an amount not to exceed the lesser of (x) the costs of Tenant’s Work (and Telecom and Moving Costs as applicable), as evidenced by the documentation submitted with the applicable requisition, or (y) the balance of Landlord’s Contribution then remaining (less Retained Amounts held by Landlord as hereinabove provided) within thirty (30) days after Landlord’s receipt of a Progress Payment requisition with all required supporting documentation. 3.2.7 Final Payment. After the Substantial Completion Date shall have occurred, Tenant may request in writing that Landlord make payment of the balance of Landlord’s Contribution and all retained amounts other than Landlord’s construction management fee (the “Final Payment”). Tenant’s requisition for the Final Payment shall include (i) a final breakdown of all of the costs of Tenant’s Work and Telecom and Moving Costs, (ii) final unconditional mechanic’s and material supplier’s lien waivers therefor, and (iii) all other documentation required for the Progress Payment pursuant to the preceding paragraph as to the portion of Tenant’s Work and the Telecom and Moving Costs covered by the Final Payment. Landlord shall make payment of the Final Payment to Tenant in an amount equal to the lesser of (x) the unreimbursed cost of Tenant’s Work and Telecom and Moving Costs, as evidenced by the documentation submitted with the requisition for the Final Payment or (y) the balance of Landlord’s Contribution then remaining, if any (including any retained amounts other than Landlord’s construction management fee), within thirty (30) days after Landlord’s receipt of a requisition for the Final Payment with all required supporting documentation. 3.2.8 Payment Obligations. Notwithstanding the foregoing, Landlord shall not be required to make payment of Landlord’s Contribution, (a) for any requisition for which Tenant shall not have submitted paid invoices for Tenant’s Work or Telecom and Moving Costs together with all required supporting documentation within twelve (12) months following the date that all of Landlord’s Work is substantially complete (other than the substantial completion of the Electrical Power Work to the extent such substantial completion is delayed due to delays by the applicable utility company/regulatory agency that are outside of Landlord’s reasonable control), (b) at a time when there exists any Default of Tenant, and/or (c) if the Lease shall have terminated as a result of a Default of Tenant. Any balance of Landlord’s Contribution that Landlord is not required to reimburse to Tenant pursuant to this Section 3.2.8 shall be the property of Landlord and Tenant shall have no claim thereto. 3.2.9 Construction Representative. Both Landlord and Tenant shall appoint one individual as its “Construction Representative” who is authorized to act on its behalf in connection with any matters arising pursuant to this Section 3.2. The Construction Representative may be changed from time to time by notice hereunder from the then current Construction Representative to the other party’s Construction Representative or by notice from Landlord or Tenant pursuant to Section 10.1 of this Lease. Notwithstanding Section 10.1 of this Lease, any notices or other communication under this Section 3 may be made by letter or other writing sent by U.S. mail or email, provided the communication is made by one party’s Construction Representative to the other party’s Construction Representative.

100494\14214155v13 13 3.3 120-Day Warranty. Notwithstanding any contrary provisions in this Lease, Landlord hereby warrants that the Building’s plumbing and HVAC systems including, without limitation, all plumbing and HVAC work performed as part of Landlord’s Work (other than to the extent the same have been installed, altered, moved or otherwise modified by Tenant) shall be in good working condition for a period of one hundred twenty (120) days following the date that all of Landlord’s Work is complete, except to the extent of damage due to Tenant's use of the Premises for other than normal and customary research and development operations or due to the negligence or willful misconduct of Tenant, its employees, contractors or invitees. In the event that this warranty has been violated, Landlord, after receipt of written notice from Tenant setting forth with specificity the nature of the violation, shall promptly perform all repairs and replacements necessary to rectify such violation. The cost of any such warranty repair by Landlord shall not be included in Operating Costs or otherwise payable by, or passed through to, Tenant. ARTICLE 4 Rent, Additional Rent, Insurance and Other Charges 4.1 The Annual Fixed Rent. 4.1.1 In General. Tenant shall pay Annual Fixed Rent to Landlord, or as otherwise directed by Landlord, without offset (except as expressly set forth in this Lease), abatement (except as provided in Article 7), deduction or demand. Annual Fixed Rent shall be payable in equal monthly installments, in advance, on the first day of each and every calendar month (subject to the Rent Abatement as set forth in Section 4.1.2 below) during the Term of this Lease, at the Address for Payment of Rent, or at such other place as Landlord shall from time to time designate by notice, by check drawn on a domestic bank or by electronic transfer of funds from a domestic bank. Annual Fixed Rent for any partial month shall be prorated on a daily basis (based on a 365 day year), and if Annual Fixed Rent commences on a day other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be payable on the date Annual Fixed Rent commences and shall be equal to such pro-rated amount plus the installment of Annual Fixed Rent for the succeeding calendar month. The Annual Fixed Rent applicable to the first calendar month following the expiration of the Rent Abatement Period (as hereinafter defined) shall be paid by Tenant upon the Delivery Date. 4.1.2 Abated Annual Fixed Rent. Provided there does not exist a Default of Tenant, then during the first six (6) full calendar months of the Term (the “Rent Abatement Period”), Tenant shall not be obligated to pay the Annual Fixed Rent otherwise attributable to the Premises during such Rent Abatement Period (the “Rent Abatement”). Landlord and Tenant acknowledge that the aggregate amount of the Rent Abatement equals [***]. Notwithstanding such abatement, Tenant shall continue to be obligated to pay the full amount of Additional Rent and any other amounts due to the Landlord during the Rent Abatement Period. Tenant acknowledges and agrees that the foregoing Rent Abatement has been granted to Tenant as additional consideration for entering into this Lease, and for agreeing to pay the Annual Fixed Rent and perform the terms and conditions of this Lease. In the event this Lease is terminated as a result of a Default of Tenant during the initial 90-Lease Month Term of the Lease, then Landlord shall be permitted to recover from Tenant the amount of the Rent Abatement decreased by amortization (based on the straight line method of amortization) over a period equal to the initial 90-Lease Month Term of the Lease. The foregoing Rent Abatement right set forth in this

100494\14214155v13 14 Section 4.1.2 shall be personal to the Tenant originally named herein and shall only apply to the extent that such original Tenant (and not any assignee, or any sublessee or other transferee of the original Tenant’s interest in this Lease) is the Tenant under this Lease during such Rent Abatement Period. 4.2 Additional Rent. Tenant shall pay to Landlord, as Additional Rent, Tenant’s Percentage of Taxes and Operating Costs as provided in Sections 4.2.1 and 4.2.2, and all other charges and amounts payable by or due from Tenant to Landlord (all such amounts referred to in this sentence being “Additional Rent”). Annual Fixed Rent and Additional Rent are herein collectively referred to as “Rent.” 4.2.1 Real Estate Taxes. During the Term Tenant shall reimburse Landlord, as Additional Rent, for Tenant’s Percentage of Taxes. Tenant shall pay to Landlord, as Additional Rent on the first day of each calendar month during the Term but otherwise in the manner provided for the payment of Annual Fixed Rent, estimated payments on account of Taxes, such monthly amounts to be sufficient to provide Landlord by the time Tax payments are due or are to be made by Landlord a sum equal to the Taxes for the then current Tax Year, as reasonably estimated by Landlord from time to time. Within 120 days after the end of each Tax Year during the Term, Landlord shall give Tenant a notice setting forth the amount of Taxes for the preceding Tax Year, along with copies of all applicable tax bills substantiating the amount of Taxes for such Tax Year. If the total of Tenant’s monthly remittances on account of Taxes for any Tax Year is greater than the actual Taxes for such Tax Year, Landlord shall credit such overpayment against Tenant’s subsequent obligations on account of Rent (or promptly refund such overpayment if the Term of this Lease has ended and Tenant has no further obligations to Landlord); if the total of such remittances is less than the actual Taxes for such Tax Year, Tenant shall pay the difference to Landlord within ten (10) Business Days after being so notified by Landlord. In the event that the Commencement Date shall occur or the Term of this Lease shall expire or be terminated during any Tax Year, or should the Tax Year or period of assessment of real estate taxes be changed or be more or less than one (1) year, then the amount of Taxes which may be otherwise payable by Tenant as provided in this Subsection 4.2.1 shall be pro-rated on a daily basis based on a 365-day Tax Year. “Taxes” shall mean all taxes, assessments, excises and other charges and impositions which are general or special, ordinary or extraordinary, foreseen or unforeseen, of any kind or nature which are levied, assessed or imposed by any governmental authority upon or against or with respect to the Property, Landlord or the owner or lessee of personal property used by or on behalf of Landlord in connection with the Property, or any taxes in lieu thereof, and additional types of taxes to supplement real estate taxes due to legal limits imposed thereon. If, at any time, any tax or excise on rents or other taxes, however described, are levied or assessed against Landlord, either wholly or partially in substitution for, or in addition to, real estate taxes assessed or levied on the Property, such tax or excise on rents or other taxes shall be included in Taxes; provided, however, Taxes shall not include franchise, estate, inheritance, succession, capital levy or income (except to the extent that a tax on income or revenue is levied solely on rental revenues and not on other types of income and then only from rental revenue generated by the Property) tax assessed on Landlord. Taxes also shall include all court costs, attorneys’, consultants’ and accountants’ fees, and other expenses incurred by Landlord in analyzing and contesting Taxes through and including all appeals

100494\14214155v13 15 up to the amount of tax savings achieved, unless performed at the request of Tenant (which Landlord shall have the option, in its sole discretion, to agree to or not). Taxes shall include any estimated payment made by Landlord on account of a fiscal tax period for which the actual and final amount of taxes for such period has not been determined by the governmental authority as of the date of any such estimated payment, provided Tenant shall be credited with any reimbursement or refunded amount once the actual and final amount of such taxes is determined. Tenant shall not be responsible for any interest, late charge or other penalty resulting from Landlord’s late payment or non-payment of Taxes, except to the extent caused solely by Tenant’s delinquent payment, nor any administrative or other charge which may be claimed by Landlord. Tenant, at its expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Taxes, provided, however, that (a) Tenant shall first make all contested Taxes payments prior to delinquency; and (b) Tenant shall indemnify, protect and hold Landlord and the Property harmless from any lien imposed on the Premises, Property or any portion thereof with respect to and during the duration of any such contest conducted by Tenant. Any refund of Taxes (including interest and penalties) which has been paid by Tenant, and which is allocable to the Property, shall belong to Tenant. 4.2.2 Operating Costs. Tenant shall pay to Landlord, as Additional Rent, Tenant’s Percentage of Operating Costs (as hereinafter defined) paid or incurred by Landlord with respect to the Property in any twelve (12) month period established by Landlord (an “Operating Year”) during the Term of this Lease (Tenant’s Percentage of Operating Costs being hereinafter referred to as “Tenant’s Operating Cost Obligation”). Tenant shall pay to Landlord, as Additional Rent, on the first day of each calendar month during the Term but otherwise in the manner provided for the payment of Annual Fixed Rent, estimated payments on account of Tenant’s Operating Cost Obligation, such monthly amounts to be sufficient to provide to Landlord, by the end of each Operating Year, a sum equal to Tenant’s Operating Cost Obligation for such Operating Year, as reasonably estimated by Landlord from time to time. Within 120 days after the end of each Operating Year during the Term, Landlord shall furnish to Tenant an itemized statement setting forth the amount of Operating Costs for the preceding Operating Year for the Building and the Property and a computation of Tenant’s Operating Cost Obligation. Any such year-end statement by Landlord relating to Operating Costs shall be final and binding upon Tenant unless Tenant shall, within one hundred twenty (120) days after receipt thereof, contest any items therein by giving notice to Landlord specifying each item contested and the reasons therefor. If, at the expiration of each Operating Year in respect of which monthly installments on account of Tenant’s Operating Cost Obligation shall have been made as aforesaid, the total of such monthly remittances is greater than Tenant’s Operating Cost Obligation for such Operating Year, Landlord shall credit such overpayment against Tenant’s subsequent obligations on account of Rent (or promptly refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); if the total of such remittances is less than Tenant’s Operating Cost Obligation for such Operating Year, Tenant shall pay the difference to Landlord within ten (10) Business Days after being so notified by Landlord. In the event that the Commencement Date shall occur or the Term of this Lease shall expire or be terminated during any Operating Year, then the amount of Tenant’s Operating Cost Obligation which may be payable by Tenant as provided in this Subsection 4.2.2 shall be pro-rated on a daily basis based on a 365-day Operating Year.

100494\14214155v13 16 “Operating Costs” shall be all costs and expenses paid or incurred by Landlord for the operation, cleaning, management, maintenance, insurance, repair, replacement, decoration, upkeep, protection and security of the Property or any part or component thereof, and shall include, without limitation, auditing and other professional fees and expenses incurred by Landlord directly in connection with the calculation and assessment of Operating Costs or the performance of Landlord obligations under this Lease and reasonably attributed by Landlord to any Operating Year, plus a management fee (the “Management Fee”) in an amount equal to three percent (3%) of the Annual Fixed Rent and Additional Rent payable by Tenant under the this Lease (without taking into account any abatement or other reduction of rent). 4.2.3 Notwithstanding the foregoing, for purposes of this Lease, Operating Costs shall not include the following: (a) costs, including marketing costs, legal fees, space planner’s fees, and brokerage fees incurred in connection with the original construction and development of the Property or the original or future leasing of the Property, and costs, including permit, license and inspection costs and allowances and other costs incurred with respect to the installation of tenant improvements made for new tenants in the Property or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant leasable space for tenants or other occupants (or prospective tenants or occupants) of the Property; (b) depreciation, interest and principal payments on mortgages, and other debt costs; (c) costs for which Landlord is separately reimbursed by insurance by its carrier or any tenant’s carrier or by anyone else, and costs of electric power or any other utility for which any tenant directly contracts with the local utility; (d) any bad debt loss, rent loss, or reserves for bad debts or rent loss; (e) any amounts paid as ground rental for the Property of Landlord: (f) all items and services for which Tenant or any other party separately reimburses Landlord; (g) costs incurred to remove, study, test, remediate or otherwise related to the presence of Hazardous Materials (as defined below) in or about the Building or the Property that are not brought upon, kept used, stored, handled, treated, generated in, or disposed of from, the Premises by Tenant or any of its agents, employees or invitees; (h) costs arising from Landlord’s charitable or political contributions; (i) the amount of any payments by Landlord to its affiliates for goods or services for the Property in excess of a competitive rate; (j) costs incurred in connection with the financing, refinancing, mortgaging, selling or change of ownership of the Property, including brokerage commissions,

100494\14214155v13 17 fees of consultants, attorneys, and accountants, closing costs, title insurance premiums, transfer taxes and interest charges; (k) all costs associated with the operation of the business of the entity which constitutes Landlord as distinguished from costs incurred in the operation of the Property (e.g., placement fees for employees, corporate accounting and employee training costs); (l) costs arising from Landlord’s negligence or intentional misconduct; (m) costs incurred by Landlord to correct any condition of the Building or Property that is in violation of any applicable law as of the Commencement Date; (n) management, administrative, overhead, supervisory or other mark- up fees, however termed, other than the Management Fee; (o) Expenses for repair or replacement paid by proceeds of condemnation awards or property insurance policies; and (p) costs of a capital nature including, but not limited to, capital improvements, capital repairs, structural repairs, capital equipment, capital tools as determined in accordance with generally accepted accounting principles and/or the equivalent costs and fees of leasing or renting same, other than Permitted Capital Expenditures. As used herein, “Permitted Capital Expenditures” means capital expenditures or capital improvements (A) which are reasonably anticipated to be a labor-saving device or to effect other economies in the operation or maintenance of the Property, or any portion thereof, (B) that are required to comply with governmentally-mandated conservation programs, or (C) which are made to the Property, or any portion thereof, by Landlord after the Commencement Date that are required under any governmental law or regulation that was not applicable to the Property at the time of the Commencement Date. Permitted Capital Expenditures shall be amortized over the useful life thereof, and only such amortized amount shall be included within the Operating Costs for the applicable Operating Year. 4.2.4 Final Statement. Provided Tenant shall have paid all amounts invoiced by Landlord on account of Operating Costs for the applicable Operating Year, Landlord shall permit Tenant, at Tenant’s sole cost and expense except as hereinafter provided, to review any of Landlord’s invoices, books, records and statements relating to Operating Costs for such Operating Year, provided such review is commenced within one hundred and twenty (120) days of Tenant’s receipt of Landlord’s final statement of Operating Costs for the applicable Operating Year (the “Final Statement”) and thereafter undertaken by Tenant or its accountants (provided such accountants are compensated at a usual hourly rate and not on a contingency fee basis) with due diligence. If Tenant objects to Landlord’s accounting of any Operating Costs, Tenant shall, on or before the date one hundred and eighty (180) days following receipt of the Final Statement, notify Landlord that Tenant disputes the correctness of such accounting, specifying the particular line items which Tenant claims are incorrect; otherwise, Tenant shall be deemed to have waived any and all objections to such Final Statement. If such dispute has not been settled by agreement within sixty (60) days after Landlord’s receipt of Tenant’s notice of dispute, either party may submit the dispute to arbitration in accordance with the commercial arbitration rules of the American

100494\14214155v13 18 Arbitration Association. The decision of the arbitrators shall be final and binding on Landlord and Tenant and judgment thereon may be entered in any court of competent jurisdiction. If it should be agreed or decided that Operating Costs were overstated by five percent (5%) or more, then Landlord shall promptly reimburse Tenant for the reasonable costs incurred by Tenant in reviewing Landlord’s invoices and statements, Tenant’s reasonable arbitration costs, plus any excess amount paid by Tenant on account of overstated Operating Costs with interest at the Default Rate (as defined in Section 8.4). If it should be decided that Operating Costs were not overstated at all, then Tenant shall, as Additional Rent, promptly reimburse Landlord for its costs incurred in the arbitration and in preparing for Tenant’s review of invoices and statements, and if Operating Costs shall have been understated or Tenant shall not have paid Tenant’s Operating Cost Obligation in full, Tenant shall, as additional Rent, promptly pay any deficiency. In the event of an overstatement which is less than five percent (5%), Landlord shall promptly reimburse Tenant for any excess amount paid by Tenant on account of overstated Operating Costs, and each party shall be responsible for its own costs incurred in connection with such dispute. Tenant shall keep confidential all agreements involving the rights provided in this section and the results of any audits or arbitration conducted hereunder. Notwithstanding the foregoing, Tenant shall be permitted to furnish the foregoing information to its attorneys and accountants to the extent necessary to perform their respective service for Tenant. 4.4 Personal Property and Sales Taxes. Tenant shall pay all taxes charged, assessed or imposed upon the personal property of Tenant and all taxes on the sales of inventory, merchandise and any other goods by Tenant in or upon the Premises. 4.5 Insurance. 4.5.1 Insurance Policies. Tenant shall, at its expense, take out and maintain, throughout the Term of this Lease, the following insurance: 4.5.1.1 Commercial general liability insurance (on an occurrence basis, including without limitation, broad form contractual liability, bodily injury, property damage, and fire legal liability) under which Tenant is named as an insured and Landlord and Landlord’s agent, The RMR Group LLC, (and the holder of any mortgage on the Premises or Property, as set out in a notice from time to time) are named (on a form reasonably acceptable to Landlord) as additional insureds as their interests may appear, in an amount which shall, at the beginning of the Term, be at least equal to the Commercial General Liability Insurance Limits, and, which, from time to time during the Term, shall be for such higher limits, if any, as Landlord shall reasonably determine to be customarily carried in the area in which the Premises are located at property comparable to the Premises and used for similar purposes; 4.5.1.2 Worker’s compensation insurance with statutory limits covering all of Tenant’s employees working on the Premises; 4.5.1.3 So-called “special form” property insurance on a “replacement cost” basis with an agreed value endorsement covering all furniture, furnishings, fixtures and equipment and other personal property brought to the Premises by Tenant or any party claiming under Tenant and all improvements and betterments to the Premises performed at Tenant’s expense; and

100494\14214155v13 19 4.5.1.4 So-called “business income and extra expense” insurance covering twelve (12) months loss of income. 4.5.2 Requirements. All such policies shall contain deductibles that are not in excess of commercially reasonable amounts (but in no event, not in excess of $250,000.00), shall contain a clause confirming that such policy and the coverage evidenced thereby shall be primary with respect to any insurance policies carried by Landlord and shall be obtained from responsible companies qualified to do business and in good standing in the State of California and shall have a general policy holder’s rating in AM Best’s of at least A-VIII. A copy of each paid-up policy evidencing such insurance (appropriately authenticated by the insurer) or a certificate (on ACORD Form 25 or its equivalent) of the insurer, certifying that such policy has been issued and paid in full, providing the coverage required by this Section and containing provisions specified herein, shall be delivered to Landlord prior to the commencement of the Term of this Lease and, upon renewals, prior to the expiration of such coverage. Any insurance required of Tenant under this Lease may be furnished by Tenant under a blanket policy carried by it provided that such blanket policy shall reference the Premises, and shall guarantee a minimum limit available for the Premises equal to the insurance amounts required in this Lease. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant hereunder. 4.5.3 Landlord’s Insurance. At all times during the term, Landlord, as part of the Operating Costs, shall keep in full force and effect (i) standard form so-called extended coverage property insurance on the Building, in an amount not less than the full replacement value thereof (subject to the deductibles and excluding footings and foundations and any leasehold improvements performed by tenants), and (ii) any combination of commercial general liability insurance policy (or an equivalent), excess liability policy and/or umbrella liability policy in the amount of Five Million Dollars ($5,000,000) combined single limit for injury to, or death of, one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence. 4.5.4 Waiver of Subrogation. Landlord and Tenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each property insurance policy obtained by it and covering the Building, the Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation and permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Premises by, through or under Tenant. Subject to the foregoing provisions of this Subsection 4.5.4, and insofar as may be permitted by the terms of the property insurance policies carried by it, each party hereby releases the other with respect to any claim which it might otherwise have against the other party for any loss or damage to its property to the extent such damage is actually covered or would have been covered by policies of property insurance required by this Lease to be carried by the respective parties hereunder. In addition, each party agrees to exhaust any and all claims against its insurer(s)

100494\14214155v13 20 prior to commencing an action against the other party for any loss covered by insurance required to be carried hereunder. 4.6 Utilities. Tenant shall contract directly with all utility service providers and Tenant shall pay for all utilities (including without limitation, electricity, gas, sewer and water) attributable to its use of the entire Property and shall also provide its own janitorial and security services for the Building. Such utility use shall include, without limitation, electricity, water, sewer, and gas used for lighting, exterior lighting, landscaping, incidental use and “HVAC,” as that term is defined below. All such utility, janitorial and security payments shall be paid directly by Tenant prior to the date on which the same are due to the utility provider, janitorial company and/or security company, as applicable. In the event the cost of any utilities provided to the Property are paid for by Landlord, Landlord shall have the right to include such cost in Operating Costs. It is understood and agreed that Tenant shall make its own arrangements for the provision of all utilities and services and that Landlord shall be under no obligation to furnish any utilities. 4.7 Late Payment of Rent. If any installment of Annual Fixed Rent or Additional Rent is not paid within five (5) days after the date due, it shall bear interest (as Additional Rent) from the date due until the date paid at the Default Rate (as defined in Section 8.4). In addition, if any installment of Annual Fixed Rent or Additional Rent is unpaid for more than five (5) days after the date due, Tenant shall pay to Landlord a late charge equal to the greater of One Hundred Dollars ($100.00) or five percent (5%) of the delinquent amount. The parties agree that the amount of such late charge represents a reasonable estimate of the cost and expense that would be incurred by Landlord in processing and administration of each delinquent payment by Tenant, but the payment of such late charges shall not excuse or cure any default by Tenant under this Lease. Absent specific provision to the contrary, all Additional Rent shall be due and payable in full ten (10) Business Days after written demand by Landlord. Notwithstanding the foregoing, no interest or later charge shall be due for the first missed payment in any calendar year, if Tenant pays the past-due amount within ten (10) days after written notice of the past-due amount from Landlord. 4.8 Security Deposit. Upon execution of this Lease, Tenant shall deposit with Landlord the Security Deposit. The Security Deposit shall be held by Landlord as security for the faithful performance of all the terms of this Lease to be observed and performed by Tenant. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord. 4.8.1 Conditional Reduction of Security Deposit Amount. The initial amount of the Security Deposit, as set forth in Section 1.1, is [***]. Provided that there is no then-existing Default of Tenant as of each of the Reduction Dates identified below, then upon each Reduction Date the amount of the Security Deposit shall be reduced by [***] (“Reduction Amount”). Tenant shall provide Landlord written notice of the occurrence of each Reduction Date, and Landlord shall return the Reduction Amount to Tenant within thirty (30) days following Landlord’s receipt of such notice (or, if Tenant posted the Security Deposit in the form of a Letter of Credit, as defined below, then Tenant may reduce the amount of the Letter of Credit by [***] following the applicable Reduction Date). In no event shall the amount of the Security Deposit be reduced as provided above by more than [***] in any Lease Year, or be reduced as provided above to less than [***]. The “Reduction Dates” shall mean the first day of the twenty-fifth (25th) Lease Month, the first

100494\14214155v13 21 day of the thirty-seventh (37th) Lease Month, and the first day of the forty-ninth (49th) Lease Month. 4.8.2 Use of Letter of Credit. Tenant shall have the right to post the Security Deposit in the form of a letter of credit (the “Letter of Credit”), which shall (a) be unconditional and irrevocable and otherwise in form and substance reasonably satisfactory to Landlord; (b) permit multiple draws; (c) be issued by a commercial bank reasonably acceptable to Landlord from time to time (and Landlord hereby approves Silicon Valley Bank); (d) be made payable to, and expressly transferable and assignable by, Landlord; (e) be payable at sight upon presentment of a sight draft accompanied by a certificate of Landlord stating either that Tenant is in default under this Lease or that Landlord is otherwise permitted to draw upon such Letter of Credit under the express terms of this Lease, and the amount that Landlord is owed (or is permitted to draw) in connection therewith; and (f) shall expire ninety (90) days following the expiration of the Term of this Lease. Tenant shall maintain the Letter of Credit in the amount of the Security Deposit. Any fee or other charge payable in connection with a transfer or assignment of the Letter of Credit by Landlord shall be paid by Tenant to the issuing bank upon demand of Landlord, and if not so paid by Tenant, then such fee or charge may be paid by Landlord and Tenant shall reimburse Landlord therefor as Additional Rent. Notwithstanding anything in this Lease to the contrary, any grace period or cure periods which are otherwise applicable under Section 8.1 hereof, shall not apply to any of the foregoing, and, specifically, if Tenant fails to comply with the requirements of subsection (f) above or if Tenant shall fail to maintain the Letter of Credit in the full amount of the Security Deposit after any draw thereon by Landlord, Landlord shall have the immediate right to draw upon the Letter of Credit in full and hold the proceeds thereof as a cash security deposit. The Letter of Credit shall be issued by a commercial bank that has a credit rating with respect to certificates of deposit, short term deposits or commercial paper of at least P-2 (or equivalent) by Moody’s Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor’s Corporation. If the issuer’s credit rating is reduced below P-2 (or equivalent) by Moody’s Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor’s Corporation, or if the financial condition of the issuer changes in any other materially adverse way, then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute Letter of Credit that complies in all respects with the requirements of this Section, and Tenant’s failure to obtain such substitute Letter of Credit within ten (10) days after Landlord’s demand therefor (with no other notice, or grace or cure period being applicable thereto) shall entitle Landlord immediately to draw upon the existing Letter of Credit in full, without any further notice to Tenant. Landlord may use, apply or retain the proceeds of the Letter of Credit to the same extent that Landlord may use, apply or retain any cash security deposit, as set forth herein. Landlord may draw on the Letter of Credit, in whole or in part, at Landlord’s election. If Landlord draws against the Letter of Credit, Tenant shall, within five (5) days after notice from Landlord, provide Landlord with either an additional Letter of Credit in the amount so drawn or an amendment to the existing Letter of Credit restoring the amount thereof to the amount initially provided. Tenant hereby agrees to cooperate promptly, at its expense with Landlord to execute and deliver to Landlord any modifications, amendments and replacements of the Letter of Credit, as Landlord may reasonably request to carry out the terms and conditions hereof. 4.8.3 In General. If the Rent payable hereunder shall be overdue and unpaid or should Landlord make any payment on behalf of Tenant, or Tenant shall fail to perform any of the terms of this Lease, or upon any other Default of Tenant, then Landlord may, at its option and

100494\14214155v13 22 without notice or prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire Security Deposit or so much thereof as may be reasonably necessary to compensate Landlord toward the payment of Rent or other sums or loss or damage sustained by Landlord due to such breach by Tenant (including, without limitation, past due and thereafter due rent), and Tenant shall forthwith upon demand restore the Security Deposit to the amount stated in Section 1.1. Notwithstanding the foregoing, upon the application by Landlord of all or any portion of the Security Deposit (with or without notice thereof to Tenant) to compensate Landlord for a failure by Tenant to pay any Rent when due or to perform any other obligation hereunder, and until Tenant shall have restored the Security Deposit to the amount required by Section 1.1, Tenant shall be deemed to be in default in the payment of Additional Rent for purposes of Section 8.1(a) hereof. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any successor statute, and all other provisions of law, now or hereafter in effect, which (i) establish the time frame by which a landlord must refund a security deposit under a lease, and/or (ii) provide that a landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by a tenant or to clean the premises, it being agreed that Landlord may, in addition, claim those sums specified in this Section above and/or those sums reasonably necessary to compensate Landlord for any loss or damage caused by Tenant’s default of this Lease, including, but not limited to, all damages or rent due upon termination of Lease pursuant to Section 1951.2 of the California Civil Code. So long as no Default of Tenant exists, Landlord shall return the Security Deposit, or so much thereof as shall have not theretofore been applied in accordance with the terms of this Section 4.8 (and less any amounts Landlord shall reasonably estimate shall be due from Tenant following year-end reconciliation of Operating Costs and Taxes), to Tenant within thirty (30) days after the expiration or earlier termination of the Term of this Lease and the surrender of possession of the Premises by Tenant to Landlord in accordance with the terms of this Lease. While Landlord holds the Security Deposit, Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord’s other funds. If Landlord conveys Landlord’s interest under this Lease, the Security Deposit, or any part thereof not previously applied, shall be turned over by Landlord to Landlord’s grantee, and Tenant shall look solely to such grantee for proper application of the Security Deposit in accordance with the terms of this Section 4.8 and the return thereof in accordance herewith. The holder of a mortgage on the Property shall not be responsible to Tenant for the return or application of the Security Deposit, whether or not it succeeds to the position of Landlord hereunder, unless such holder actually receives the Security Deposit. ARTICLE 5 Landlord’s Covenants 5.1 Affirmative Covenants. Landlord shall, during the Term of this Lease provide the following: 5.1.1 Heat and Air-Conditioning. Landlord shall provide access to heat, ventilation and air-conditioning (“HVAC”) systems for the Building in their currently existing, “as-is” condition, subject to Landlord’s obligations under Section 3.2.1, Section 3.3, and Section 6.1.3 below. 5.1.2 Electricity. Landlord shall provide access to the electrical system to the Premises in its currently existing, “as-is” condition, subject to Landlord’s obligations under

100494\14214155v13 23 Section 3.2.1. Landlord confirms that electrical service to the Property is currently separately metered at the Building, and Tenant shall pay all charges for such electrical service directly to the provider as set forth in Section 4.6 above. 5.1.3 Cleaning; Water. As part of Operating Costs, Landlord shall provide cleaning, maintenance and landscaping to the areas on the Property located outside the Building (including snow removal to the extent necessary to maintain reasonable access to and use of the Building and parking spaces located on the Property) in accordance with standards generally prevailing throughout the Term hereof in comparable research and development buildings in the north San Jose area. In addition, Landlord shall provide the currently existing water and sewer systems to the Premises in their currently existing, “as-is” condition, subject to Landlord’s obligations under Section 3.3. Landlord confirms that water and sewer service are currently separately metered at the Building, and Tenant shall pay all charges for such services directly to the provider as set forth in Section 4.6 above. 5.1.4 Lighting. As part of Operating Costs, Landlord shall purchase and install all building standard lamps, tubes, bulbs, starters and ballasts for lighting fixtures in the Premises; and provide lighting to public and common areas of the Property. 5.1.5 Repairs. Landlord shall make such repairs and replacements to the roof, exterior walls and windows, floor slabs and other structural components of the Building, and to all improvements, facilities and landscaping located outside of Building (including, without limitation, all parking areas and drive aisles) as may be necessary to keep them in good repair and condition and in compliance with all applicable laws, codes and regulations (exclusive of equipment installed by Tenant and, subject to Section 4.5.4, repairs or replacements occasioned by any act or negligence of Tenant, its servants, agents, customers, contractors, employees, invitees, or licensees). Landlord shall be permitted to include in Operating Costs any costs or expenses incurred by Landlord to comply with all applicable laws, codes and regulations to the extent consistent with the terms of Section 4.2.2 above, subject to Section 4.2.3. 5.2 Interruption. Landlord shall have no responsibility or liability to Tenant for failure, interruption, inadequacy, defect or unavailability of any services, facilities, utilities, repairs or replacements or for any failure or inability to provide access or to perform any other obligation under this Lease caused by breakage, accident, fire, flood or other casualty, strikes or other labor trouble, order or regulation of or by any governmental authority, inclement weather, repairs, inability to obtain or shortages of utilities, supplies, labor or materials, war, civil commotion or other emergency, transportation difficulties or due to any act or neglect of Tenant or Tenant’s servants, agents, employees or licensees or for any other cause beyond the reasonable control of Landlord, and in no event shall Landlord be liable to Tenant for any indirect or consequential damages suffered by Tenant due to any such failure, interruption, inadequacy, defect or unavailability; and failure or omission on the part of Landlord to furnish any of same for any of the reasons set forth in this paragraph shall not be construed as an eviction of Tenant, actual or constructive, nor entitle Tenant to an abatement of rent, nor render Landlord liable in damages, nor release Tenant from prompt fulfillment of any of its covenants under this Lease. In the event that, after the Commencement Date (i) Tenant is prevented from using, and does not use, the Premises or any portion thereof as a result of any repair, maintenance or alteration

100494\14214155v13 24 performed by Landlord, or (ii) Landlord’s failure to perform any repair, maintenance or alteration required of Landlord by this Lease which substantially interferes with Tenant’s use of or ingress to or egress from the Premises after the Commencement Date (in either case, an “Abatement Event”), Tenant shall give Landlord notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive days after Landlord’s receipt of any such notice (the “Eligibility Period”), provided that such Abatement Event does not result from and is not attributable to any act, omission or negligence of any Tenant Party (as hereinafter defined), then the Annual Fixed Rent and Tenant’s Percentage of Taxes and Operating Costs shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises, or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use (“Unusable Area”), bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, the Unusable Area for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Annual Fixed Rent and Tenant’s Percentage of Taxes and Operating Costs for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. Such right to abate Annual Fixed Rent and Tenant’s Percentage of Taxes and Operating Costs shall be Tenant’s sole and exclusive remedy at law or in equity for an Abatement Event. Landlord reserves the right to deny access to the Building and to interrupt the services of the HVAC, plumbing, electrical or other mechanical systems or facilities in the Building when necessary from time to time by reason of accident or emergency, or for repairs, alterations, replacements or improvements reasonably coordinated and scheduled in advance with Tenant, which in the reasonable judgment of Landlord are desirable or necessary, until such repairs, alterations, replacements or improvements shall have been completed. Landlord shall use reasonable efforts to minimize the duration of any such interruption and shall give to Tenant at least ten (10) Business Days’ notice if service is to be interrupted, except in cases of emergency. 5.3 Access to Building. Subject to the provisions of Section 5.2 and the Rules and Regulations, Tenant shall have exclusive possession of the Premises and Property and shall have access to the Premises and Property at all times during the Term. ARTICLE 6 Tenant’s Additional Covenants 6.1 Affirmative Covenants. Tenant shall do the following: 6.1.1 Perform Obligations. Tenant shall perform promptly all of the obligations of Tenant set forth in this Lease, and pay when due the Rent and all other amounts which by the terms of this Lease are to be paid by Tenant. 6.1.2 Use. Tenant shall, during the Term of this Lease, use the Premises only for the Permitted Uses and procure and maintain all licenses and permits necessary therefor and for any other use or activity conducted at the Premises, at Tenant’s sole expense. The Permitted Uses

100494\14214155v13 25 shall expressly exclude use for utility company offices, or employment agency or governmental or quasi-governmental offices. 6.1.3 Repair and Maintenance. Except as with respect to Landlord’s obligations set forth in this Lease (including, without limitation, items specified in Article 5), Tenant shall, during the Term of this Lease, maintain the Premises in neat and clean order and condition and perform all repairs to the Premises and all fixtures, systems, and equipment therein (including Tenant’s equipment and other personal property and all HVAC equipment) as are necessary to keep them in good and clean working order, appearance and condition, reasonable use and wear thereof and damage by fire or by unavoidable casualty only excepted and shall replace any damaged or broken glass in interior windows and doors of the Premises (excluding glass in the exterior walls of the Building) with glass of the same quality as that damaged or broken. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect. Notwithstanding anything set forth in this Lease to the contrary, the following shall apply with respect to those HVAC units that (i) are existing on the roof of the Building as of the date of this Lease, (ii) were originally installed in approximately 1995, and (iii) and are not replaced by Landlord under the terms of Section 3.2.1.3 above (such HVAC units, the “Original HVAC Units”): (a) Tenant shall be responsible for the repair and maintenance of all HVAC equipment; provided, however, in the event that the cost of any repairs (exclusive of the cost of regularly-scheduled servicing of the Original HVAC Units) to any particular Original HVAC Unit exceeds $1,500.00 in any calendar year, then Landlord shall reimburse Tenant for all actual and reasonable third party costs incurred by Tenant in connection with the repair of such Original HVAC Unit within thirty (30) days after receipt of Tenant’s written demand therefor along with reasonable documentation evidencing such costs incurred by Tenant. (b) In the event that the cost of any repairs (exclusive of the costs of regularly-scheduled servicing of the Original HVAC Units) to any particular Original HVAC Unit exceeds $5,000.00 in any calendar year, Landlord shall promptly replace such Original HVAC Unit at Landlord’s sole cost and expense (and not to be passed through to Tenant as part of Operating Costs). (c) In the event any Original HVAC Unit is replaced during the Term, such replacement HVAC unit shall no longer be deemed to be an Original HVAC Unit. Landlord agrees to use commercially reasonable efforts to enforce any warranties for HVAC units serving the Premises which are to be repaired and maintained by Tenant. 6.1.4 Compliance with Law. Subject to Landlord’s obligations set forth in Section 5.1.5 above, Tenant shall, during the Term of this Lease, make all repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority, keep the Premises safe and equipped with all safety appliances so required, and comply with, and perform all repairs, alterations, additions or replacements

100494\14214155v13 26 required by, the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises or applicable to the Building or other portions of the Property and arising out of any use being conducted in or on the Premises or arising out of any work performed by Tenant. 6.1.5 Indemnification. Tenant shall neither hold, nor attempt to hold, Landlord or its employees or Landlord’s agents or their employees liable for, and subject to Section 4.5.4, Tenant shall indemnify and hold harmless Landlord, its employees and Landlord’s agents and their employees from and against, any and all demands, claims, causes of action, fines, penalties, damage, liabilities, judgments and expenses (including, without limitation, attorneys’ fees, costs and disbursements) (collectively, “Claims”) incurred in connection with or arising from: (a) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming under Tenant; (b) any matter occurring on the Premises during the Term; (c) any acts, omissions or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees or visitors of Tenant or any such person; (d) any breach, violation or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees or visitors of Tenant or any such person of any term, covenant or provision of this Lease or any law, ordinance or governmental requirement of any kind; (e) claims of brokers or other persons for commissions or other compensation arising out of any actual or proposed sublease of any portion of the Premises or assignment of Tenant’s interest under this Lease, or Landlord’s denial of consent thereto or exercise of any of Landlord’s other rights under Section 6.2.1; and (f) any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors or any other person entering upon the Property under the express or implied invitation of Tenant. If any action or proceeding is brought against Landlord or its employees or Landlord’s agents or their employees by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same, at Tenant’s expense, with counsel reasonably satisfactory to Landlord. Notwithstanding the foregoing in no event shall this Section 6.1.5 require Tenant to indemnify or defend Landlord or its employees or Landlord’s agents or their employees against any Claim to the extent arising out of the negligence or willful misconduct of Landlord or its employees or Landlord’s agents or contractors or their respective employees. Subject to all limitations, waivers, exclusions and conditions contained in this Lease (each of which shall control in the event of any conflict or inconsistency with this paragraph), Landlord shall defend and indemnify Tenant and its directors, officers, agents and employees (individually, a “Tenant Party”, and collectively, the “Tenant Parties”) against and from any and all claims, liabilities or penalties asserted by or on behalf of any third party on account of bodily injury or death or damage to the property of such third party (excluding damage to the property of any subtenant or assignee of Tenant) arising out of the negligence or other wrongful conduct of Landlord or its agents, contractors or employees during the term of this Lease. In case of any action or proceeding brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, shall resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Tenant. The Landlord indemnification obligations set forth in this paragraph shall survive the expiration or earlier termination of this Lease. 6.1.6 Landlord’s Right to Enter. Tenant shall, during the Term of this Lease, permit Landlord and its agents and invitees to enter into and examine the Premises at reasonable times, upon not less than two (2) Business Days’ prior notice (except, in the event of an emergency,

100494\14214155v13 27 only notice reasonable under the circumstances shall be required) and to show the Premises to prospective lessees, during the last twelve (12) months prior to the expiration of this Lease, lenders, partners and purchasers and others having a bonafide interest in the Premises, and to make such repairs, alterations and improvements and to perform such testing and investigation as Landlord shall reasonably determine to make or perform, and, during the last six (6) months prior to the expiration of this Lease, to keep affixed in suitable places notices of availability of the Premises. With respect to any entry onto the Premises made by Landlord in accordance with the terms of this Section 6.1.6 or any other provision of this Lease, Tenant shall have the right to have a representative of Tenant accompany Landlord within the Premises, provided that such representative is made available at the time of Landlord’s entrance onto the Premises, and provided that such representative does not unreasonably interfere with Landlord’s rights under this Section 6.1.6. Additionally, Tenant may designate certain areas of the Premises as "Secured Areas" should Tenant require such areas for the purpose of securing certain valuable property or confidential information. In connection with the foregoing, Landlord shall not enter such Secured Areas except in the event of an emergency. To the extent access to any Secured Areas is necessary to perform any of Landlord’s obligations under this Lease, then unless Tenant provides access to the applicable Secured Areas, Landlord shall be excused from performing such obligations during the period of time which Tenant refuses to provide Landlord with such necessary access and to the extent such non-performance by Landlord causes costs to be incurred that are in excess of the costs that would have been incurred by Landlord in connection with such obligation had Landlord been provided access to the Secured Areas, then Tenant shall be solely responsible for such excess costs. Notwithstanding anything to the contrary in this Section 6.1.6, if Landlord or its employees, agents or contractors requires entry into any Secured Areas in connection with any determination of the Premises’ compliance with applicable laws, or if any governmental agency, or its employees, agents or contractors, require entry into any Secured Areas, then Tenant shall not have the option to deny consent to any such entry (subject to the other terms and conditions of this Section 6.1.6). 6.1.7 Payment of Landlord’s Cost of Enforcement. Tenant shall pay on demand Landlord’s expenses, including, without limitation, reasonable attorneys’ fees, costs and disbursements, incurred in enforcing any obligation of Tenant under this Lease. 6.1.8 Yield Up. Tenant shall, at the expiration or earlier termination of the Term of this Lease: surrender all keys to the Premises; remove all of its trade fixtures and personal property in the Premises; remove such installations (including wiring and cabling wherever located), alterations and improvements made (or if applicable, restore any items removed) by or on behalf of Tenant as Landlord may request and all Tenant’s signs wherever located; repair all damage caused by such removal; and vacate and yield up the Premises (including all installations, alterations and improvements made by or on behalf of Tenant except as Landlord shall request Tenant to remove), broom clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease. Notwithstanding the foregoing, Tenant shall have no obligation to remove the initial improvements constructed by Tenant as part of the Tenant’s Work at the expiration or earlier termination of the Term of this Lease or otherwise restore the Premises to the condition existing prior to the installation of such initial improvements, unless Landlord indicates at the time Landlord reviews and approves Tenant’s Plans pursuant to Section 3.2.2 above that Landlord will require Tenant to remove a particular improvement(s) at the expiration or earlier termination of the Term of this Lease. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as

100494\14214155v13 28 Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by it in effecting such removal and disposition. The terms of this Section 6.1.8 shall survive the expiration or earlier termination of this Lease. 6.1.9 Rules and Regulations. Tenant shall, during the Term of this Lease, observe and abide by the Rules and Regulations of the Building set forth as Exhibit C, as the same may from time to time be reasonably amended, revised or supplemented (the “Rules and Regulations”). Tenant shall further be responsible for compliance with the Rules and Regulations by the employees, servants, agents and visitors of Tenant. Notwithstanding anything to the contrary contained herein, (i) all Rules and Regulations (wherever and however referenced in this Lease) shall be reasonable and shall not be enforced against Tenant in a discriminatory manner, (ii) in no event shall any such Rules and Regulations increase the monetary obligations owing from Tenant to Landlord under this Lease or otherwise materially increase the obligations or materially diminish the rights of Tenant under this Lease, and (iii) in case of any conflict between the Rules and Regulations and any subsequent amendments, revisions or supplements thereto and the terms of this Lease, the terms of this Lease shall control. 6.1.10 Estoppel Certificate. Tenant shall, within ten (10) Business Days’ following written request by Landlord, execute, acknowledge and deliver to Landlord a statement in form reasonably satisfactory to Landlord in writing certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications, that this Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Rent and other charges have been paid, and any other reasonable matter pertaining to this Lease. Any such statement delivered pursuant to this Subsection 6.1.10 may be relied upon by any prospective purchaser or mortgagee of the Property, or any prospective assignee of such mortgage. Landlord shall, within ten (10) Business Days’ following written request by Tenant, execute, acknowledge and deliver to Tenant a written statement, in a commercially reasonable form, certifying that this Lease is unmodified and in full force and effect, and the dates to which the Rent and other charges have been paid. Any such statement delivered pursuant to this Subsection 6.1.10 may be relied upon by any prospective purchaser, lender, assignee, or subtenant of Tenant. 6.1.11 Landlord’s Expenses For Consents. Tenant shall reimburse Landlord, as Additional Rent, promptly on demand for all reasonable legal, engineering and other professional services expenses incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder. Notwithstanding the foregoing, in no event shall Tenant be required to reimburse Landlord for any expenses incurred by Landlord in connection with the negotiation of this Lease, Landlord’s Work, or the initial Tenant’s Work. 6.1.12 Data Obligations. Tenant shall submit to Landlord, within thirty (30) days of request, but not more frequently than semi-annually, any non-proprietary waste management, recycling, energy and water consumption data, including usage and charges as they may appear on any utility bills received by Tenant, as Tenant has readily available. Landlord shall provide such

100494\14214155v13 29 non-proprietary, current information relating to Property energy and water consumption, waste management and recycling as Landlord has readily available, within thirty (30) days of request by Tenant, not more frequently than semi-annually. 6.2 Negative Covenants. Tenant shall not do the following. 6.2.1 Assignment and Subletting. Tenant shall not assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Lease or any interest herein or sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the Premises or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant except as set forth below. If Tenant intends to enter into any sublease or assignment, Tenant shall, not later than thirty (30) days prior to the proposed commencement of such sublease or assignment, give Landlord notice thereof, which notice shall set forth in reasonable detail the proposed subtenant or assignee, the terms and conditions of the proposed sublease or assignment and information regarding the financial condition of the proposed subtenant or assignee. Tenant shall promptly provide Landlord with such additional information with respect to such subtenant or assignee as Landlord may reasonably request, provided that Tenant may withhold or redact any proprietary information regarding such subtenant or assignee. Landlord shall not unreasonably delay, condition or withhold its consent to any sublease or assignment, provided that there is no then-existing Event of Default, and provided that, in addition to any other reasonable grounds for withholding of consent, Landlord may withhold its consent if in Landlord’s good faith judgment: (i) the proposed assignee or subtenant does not have a financial condition reasonably acceptable to Landlord; (ii) intentionally omitted; (iii) the proposed assignee or subtenant is a business competitor of Landlord or is an affiliate of a business competitor of Landlord; (iv) the identity of the proposed assignee or subtenant is, or the intended use of any part of the Premises, would be, in Landlord’s reasonable determination, inconsistent with first-class office, research and/or development space or any covenants, conditions or restrictions binding on Landlord or applicable to the Property; (v) intentionally omitted; or (vi) any such sublease shall result in the Premises being occupied by more than three (3) parties (including Tenant) at any one time. Landlord shall provide Tenant with written notice of its consent to or disapproval of the proposed sublease or assignment (along with specific reasons for any disapproval) within thirty (30) days after Tenant’s notice of the proposed sublease or assignment. In the event that Landlord fails to notify Tenant in writing of such approval or disapproval within such thirty (30) day period, Tenant may deliver written notice to Landlord (an “Additional Transfer Approval Notice”) stating in all caps print that LANDLORD’S FAILURE TO RESPOND WITHIN FIVE (5) BUSINESS DAYS FOLLOWING LANDLORD’S RECEIPT SUCH ADDITIONAL TRANSFER APPROVAL NOTICE SHALL BE DEEMED TO BE LANDLORD’S APPROVAL OF THE PROPOSED TRANSFER. At the end of such five (5) business day period, if Landlord has failed to respond, then Landlord shall be deemed to have approved such sublease or assignment.

100494\14214155v13 30 Any transaction or series of transactions, whether by merger, transfer of stock, partnership interests, membership interests or other equitable and/or beneficial interests, or otherwise (excluding transfers of stock, partnership interests, membership interests or other equitable and/or beneficial interests effected through a nationally recognized securities exchange), that results in a Change of Control (as hereinafter defined) shall be deemed to be an assignment of this Lease. “Change of Control” means (a) any change of direct or indirect ownership of more than fifty percent (50%) of the voting stock, partnership interests, membership interests or other equitable and/or beneficial interests of Tenant, (b) any change of direct or indirect power (whether or not exercised) to elect a majority of the directors of Tenant, or (c) the transfer of all or substantially all of Tenant’s assets. If Landlord consents to a sublease or assignment, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any Transfer Premium, received by Tenant from such subtenant or assignee. “Transfer Premium” shall mean all rent, additional rent or other consideration payable by such subtenant or assignee in connection with the sublease or assignment in excess of the Annual Fixed Rent and Additional Rent payable by Tenant under this Lease during the term of the sublease or assignment on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable out-of-pocket expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the sublease or assignment, (ii) any free base rent reasonably provided to the subtenant or assignee, (iii) any brokerage commissions in connection with the sublease or assignment, and (iv) any other reasonable, out of pocket costs paid by Tenant, such as legal fees in connection with the sublease or assignment. Transfer Premium shall also include, but not be limited to, key money, bonus money or other cash consideration paid by transferee to Tenant in connection with such sublease or assignment, and any payment in excess of fair market value for services rendered by Tenant to the transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to the transferee in connection with such sublease or assignment. No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the obligation to obtain Landlord’s written approval in the case of any other subletting or assignment. Tenant shall reimburse Landlord immediately upon demand for its reasonable attorneys’ fees, costs and disbursements incurred in connection with documenting Landlord’s consent to any assignment or sublease. Notwithstanding anything to the contrary contained in this Section 6.2.1, a sublease or an assignment to an entity that is (i) an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), (ii) an entity which acquires all or substantially all of the assets or interests (partnership, stock or other) of Tenant, or (iii) an entity which is the resulting entity of a merger or consolidation of Tenant, shall not be deemed an assignment or sublease which requires Landlord's prior written consent under Section 6.2.1, provided that (a) Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any non- confidential documents or information reasonably requested by Landlord regarding such assignment or sublease or such affiliate, (b) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, (c) in connection with an assignment, the assignee shall has a tangible net worth computed in accordance with generally accepted accounting principles consistently applied (and excluding goodwill, organization costs and other intangible

100494\14214155v13 31 assets) is at least equal to the net worth of Tenant (x) immediately prior to such merger, consolidation, conversion or transfer, or (y) on the date of this Lease, whichever is greater, (d) proof satisfactory to Landlord of such net worth is delivered to Landlord at least ten (10) days prior to the effective date of any such assignment, and (e) any such transfer shall be subject and subordinate to all of the terms and provisions of this Lease, and the transferee shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such transfer, all the obligations of Tenant under this Lease. Landlord shall hold all documents and information obtained from Tenant in connection with this Section 6.2.1 in strict confidence and shall not disclose such documents and information to any third parties other than Landlord’s financial, legal, and space planning consultants and to investors, lenders, consultants, accountants and assignees, or to the extent that disclosure is mandated by court order or applicable laws. A transfer specified in items (i), (ii) or (iii) above shall be referred to as a “Permitted Transfer” and the transferee under any such Permitted Transfer shall be referred to as a “Permitted Transferee.” “Control,” as used in this Section 6.2.1, shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of more than fifty percent (50%) of the voting interest in, any person or entity. Landlord shall have no right to any Transfer Premium or any other sums or economic consideration resulting from a Permitted Transfer. 6.2.2 Nuisance. Tenant shall not: injure, deface or otherwise harm the Premises; commit any nuisance; permit in the Premises any inflammable fluids or chemicals (subject to Section 6.2.7 below); permit any cooking to such extent as requires special exhaust venting, except as otherwise approved pursuant to Tenant’s Plans; permit the emission of any objectionable noise or odor; make, allow or suffer any waste; make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate or increase the premiums for any of Landlord’s insurance or which is liable to render necessary any alteration or addition to the Building; or conduct any auction, fire, “going out of business” or bankruptcy sales. 6.2.3 Floor Load; Heavy Equipment. Tenant shall not place a load upon any floor of the Premises exceeding the lesser of the floor load capacity which such floor was designed to carry or which is allowed by law. 6.2.4 Electricity. Tenant shall not connect to the electrical distribution system serving the Premises a total load exceeding the lesser of the capacity of such system or the maximum load permitted from time to time under applicable governmental regulations. 6.2.5 Installation, Alterations or Additions. Tenant shall not make any installations, alterations or additions in, to or on the Premises nor permit the making of any holes in the walls, partitions, ceilings or floors without on each occasion obtaining the prior consent of Landlord, and then only pursuant to plans and specifications approved by Landlord in advance in each instance. Landlord shall not unreasonably withhold, condition or delay its consent to any proposed installations, alterations or additions in, to or on the Premises or any plans or specifications therefor. All work to be performed to the Premises by Tenant shall (a) be performed in a good and workmanlike manner by contractors approved in advance by Landlord and in compliance with the provisions of Exhibit D attached hereto and all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws, (b) be made at Tenant’s sole cost and expense and at such times and in such a manner as Landlord may from time to time designate,

100494\14214155v13 32 and (c) become part of the Premises and the property of Landlord without being deemed additional rent for tax purposes, Landlord and Tenant agreeing that Tenant shall be treated as the owner for tax purposes until the expiration or earlier termination of the Term hereof, subject to Landlord’s rights pursuant to Section 6.1.8 to require Tenant to remove the same at or prior to the expiration or earlier termination of the Term hereof. Tenant shall pay promptly when due the entire cost of any work to the Premises so that the Premises, Building and Property shall at all times be free of liens for labor and materials. Prior to the commencement of any such work, and throughout and until completion thereof, Tenant shall maintain, or cause to be maintained, the insurance required by Exhibit E attached hereto, all with coverage limits as stated therein or such higher limits as shall be reasonably required by Landlord. Whenever and as often as any mechanic’s or materialmen’s lien shall have been filed against the Property based upon any act of Tenant or of anyone claiming through Tenant, Tenant shall within ten (10) days of notice from Landlord to Tenant take such action by bonding, deposit or payment as will remove or satisfy the lien. Notwithstanding the foregoing, Tenant shall have the right from time-to-time during the Term, without Landlord’s prior consent and without prior notice to Landlord, to remove from the Premises and/or replace its movable furniture, equipment, trade fixtures, artwork, and other personal property. In addition, subject to the terms set forth below, Tenant shall be permitted to make alterations to the interior of the Premises without Landlord’s consent (the “Approved Alterations”) to the extent that such alterations (A) comply with the other terms and conditions (unrelated to Landlord’s consent rights and approval process herein) set forth in this Section 6.2.5 for alterations, unless such terms and conditions are inapplicable to such Alterations because of the nature of such alterations or unless specifically stated otherwise herein, (B) do not affect the structural integrity of the Premises or Building, or any Building systems or equipment, (C) are not visible from the exterior of the Premises, (D) do not require a building or construction permit, and (E) cost less than $100,000.00 per calendar year (collectively, the “Approved Alteration Requirements”). Notwithstanding anything to the contrary herein, Tenant may make such Approved Alterations without Landlord’s consent, but Tenant shall provide copies of all plans and other specifications for such Approved Alterations (as applicable), as well as any other information reasonably requested by Landlord so that Landlord can confirm that Tenant’s proposed Approved Alterations will conform to the Approved Alteration Requirements. 6.2.6 Signs. Subject to Tenant's receipt of all required governmental permits and approvals, compliance with all applicable laws, and Landlord’s prior written approval (not to be unreasonably withheld), Tenant shall have the right, at its sole cost and expense, to install signage identifying Tenant's name or logo on the exterior of the Building (but not on the roof). The graphics, materials, color, design, lettering, lighting, size, illumination, specifications and exact location of such signage on the exterior of the Building (collectively, the “Sign Specifications”) shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and shall be consistent and compatible with the quality and nature of the Property. Should any such signage require repairs and/or maintenance, as determined in Landlord's reasonable judgment, Landlord shall have the right to provide notice thereof to Tenant and Tenant (except as set forth below) shall cause such repairs and/or maintenance to be performed within thirty (30) days after receipt of such notice from Landlord, at Tenant's sole cost and expense. Should Tenant fail to perform such repairs and/or maintenance within the periods described in the immediately preceding sentence, Landlord shall, upon the delivery of an additional five (5) Business Days' prior written notice, have the right to cause such work to be performed and to charge Tenant as Additional Rent for the actual cost of such work. Upon the expiration or earlier

100494\14214155v13 33 termination of the Lease, Tenant shall, at Tenant's sole cost and expense, cause all such signage to be removed and shall repair the areas in which such signage was located. If Tenant fails to timely remove its signage or to repair the areas in which such signage was located, as provided in the immediately preceding sentence, then Landlord may perform such work, and all costs incurred by Landlord in so performing shall be reimbursed by Tenant to Landlord within thirty (30) days after Tenant's receipt of an invoice therefor, and the terms of this section related to such removal and repair obligation shall survive the expiration or earlier termination of this Lease. 6.2.7 Oil and Hazardous Materials. 6.2.7.1 Definitions. For purposes of this Lease, the following definitions shall apply: “Hazardous Material(s)” shall mean any solid, liquid or gaseous substance or material that is described or characterized as a toxic or hazardous substance, waste, material, pollutant, contaminant or infectious waste, or any matter that in certain specified quantities would be injurious to the public health or welfare, or words of similar import, in any of the “Environmental Laws,” as that term is defined below, or any other words which are intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity or reproductive toxicity and includes, without limitation, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, nuclear or radioactive matter, medical waste, soot, vapors, fumes, acids, alkalis, chemicals, microbial matters (such as molds, fungi or other bacterial matters), biological agents and chemicals which may cause adverse health effects, including but not limited to, cancers and /or toxicity. “Environmental Laws” shall mean any and all federal, state, local or quasi-governmental laws (whether under common law, statute or otherwise), ordinances, decrees, codes, rulings, awards, rules, regulations or guidance or policy documents now or hereafter enacted or promulgated and as amended from time to time, in any way relating to (i) the protection of the environment, the health and safety of persons (including employees), property or the public welfare from actual or potential release, discharge, escape or emission (whether past or present) of any Hazardous Materials or (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials. 6.2.7.2 Compliance with Environmental Laws. Landlord covenants that during the Term, Landlord shall comply with all Environmental Laws in accordance with, and as required by, the terms and conditions of this Lease. Tenant represents and warrants that, except as herein set forth, it will not use, store or dispose of any Hazardous Materials in or on the Premises. In addition, Tenant agrees that it: (i) shall not cause or suffer to occur, the release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises or any contiguous or adjacent premises; (ii) shall not engage in activities at the Premises that could result in, give rise to, or lead to the imposition of liability upon Tenant or Landlord or the creation of a lien upon the building or land upon which the Premises is located; (iii) shall notify Landlord promptly following receipt of any knowledge with respect to any actual release, discharge, escape or emission (whether past or present) of any Hazardous Materials at, upon, under or within the Premises; and (iv) shall promptly forward to Landlord copies of all orders, notices, permits, applications and other communications and reports in connection with any release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises or any contiguous or adjacent premises.

100494\14214155v13 34 6.2.7.3 Tenant Hazardous Materials. Tenant will (i) obtain and maintain in full force and effect all Environmental Permits (as defined below) that may be required from time to time under any Environmental Laws applicable to Tenant or Tenant’s use of the Premises, and (ii) be and remain in compliance with all terms and conditions of all such Environmental Permits and with all other Environmental Laws. “Environmental Permits” means, collectively, any and all permits, consents, licenses, approvals and registrations of any nature at any time required pursuant to, or in order to comply with any Environmental Law. On or before the Commencement Date, and on each annual anniversary of the Commencement Date thereafter, as well as at any other time following Tenant’s receipt of a reasonable request from Landlord, Tenant agrees to deliver to Landlord a list of all Hazardous Materials anticipated to be used by Tenant in the Premises and the quantities thereof. At any time following Tenant’s receipt of a request from Landlord, Tenant shall promptly complete a commercially reasonable “hazardous materials questionnaire” using the form then-provided by Landlord. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, the Building and the Property, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials, which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building, and/or the Property or any portion thereof by Tenant and/or any Tenant Parties (such obligation to survive the expiration or sooner termination of this Lease). Nothing in this Lease shall impose any liability on Tenant for any Hazardous Materials in existence on the Premises, Building or Property prior to the Commencement Date (“Pre-Existing Hazardous Materials”) or brought onto or otherwise introduced to the Premises, Building or Property after the Commencement Date by any third parties not under Tenant’s control (“Third-Party Hazardous Materials”). 6.2.7.4 Landlord’s Right of Environmental Audit. In addition to Landlord’s other access rights as provided in this Lease, Landlord may, upon reasonable notice to Tenant, be granted access to and enter the Premises no more than once annually to perform or cause to have performed an environmental inspection, site assessment or audit. Such environmental inspector or auditor may be chosen by Landlord, in its sole discretion, and be performed at Landlord’s sole expense. To the extent that the report prepared upon such inspection, assessment or audit, indicates the presence of Hazardous Materials introduced to the Premises by Tenant or its agents, employees or contractors (“Tenant Hazardous Materials”) in violation of Environmental Laws, or provides recommendations or suggestions to prohibit the release, discharge, escape or emission of any Tenant Hazardous Materials at, upon, under or within the Premises, or to comply with any Environmental Laws, Tenant shall promptly, at Tenant’s sole expense, comply with any such commercially reasonable recommendations or suggestions, including, but not limited to performing such additional investigative or subsurface investigations or remediation(s) of Tenant Hazardous Materials as reasonably recommended by such inspector or auditor. Notwithstanding the above, if at any time, Landlord has actual notice or reasonable cause to believe that Tenant has violated, or permitted any violations of any Environmental Law, then Landlord will be entitled to perform its environmental inspection, assessment or audit at any time, notwithstanding the above mentioned annual limitation, and to the extent such environmental inspection, assessment or audit discovers the presence of Tenant Hazardous Materials in violation of Environmental Laws, Tenant must reimburse Landlord for the cost or fees incurred for such as Additional Rent. 6.2.7.5 Indemnifications. Landlord agrees to indemnify, defend, protect and hold harmless the Tenant Parties from and against any liability, obligation, damage or costs,

100494\14214155v13 35 including without limitation, attorneys’ fees and costs, resulting directly or indirectly from any use, presence, removal or disposal of (i) any Pre-Existing Hazardous Materials, and (ii) any Hazardous Materials introduced to the Premises, Building, or Property by Landlord or Landlord’s agents, employees or contractors. Tenant agrees to indemnify, defend, protect and hold harmless Landlord from and against any liability, obligation, damage or costs (including without limitation, (i) attorneys’ fees and costs, (ii) diminution in value of the Property or any portion thereof, and (iii) damages arising from any adverse impact on marketing of space in the Property or any portion thereof), resulting directly or indirectly from any use, presence, removal or disposal of any Tenant Hazardous Materials (excluding, without limitation, Pre-Existing Hazardous Materials and Third- Party Hazardous Materials) or breach by Tenant of any provision of this Section. The indemnification provisions in this Section 6.2.7.5 shall survive the expiration or earlier termination of this Lease. 6.2.7.6 Survival. Tenant’s obligations under this Section 6.2.7 shall survive the expiration or earlier termination of this Lease. During any period of time needed by Tenant or Landlord after the termination of this Lease to complete the removal from the Premises of any Tenant Hazardous Materials, Tenant shall be deemed to be holding over in the Premises and Rent shall continue to accrue in accordance with the terms of Section 8.5 until all such removal has been completed. 6.2.7.7 Hazardous Materials Documents. Landlord acknowledges that it is not the intent of this Section 6.2.7 to prohibit Tenant from operating its business for the Permitted Use. Tenant may operate its business according to the custom of Tenant’s industry (which shall include, without limitation, the right to use Hazardous Materials in accordance with the terms as set forth in this Section 6.2.7) so long as the use or presence of Hazardous Materials by Tenant is strictly and properly monitored in accordance with Environmental Laws and other applicable laws. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord (a) a list identifying each type of Hazardous Material to be present at the Premises that is subject to regulation under any environmental applicable laws (excluding Permitted Chemicals, as defined below), (b) a list of any and all approvals or permits from governmental authorities required in connection with the presence of such Hazardous Material at the Premises and (c) correct and complete copies of (i) notices of violations of applicable laws related to Hazardous Materials and (ii) plans relating to the installation of any storage tanks to be installed in, on, under or about the Property (provided that installation of storage tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent Landlord may withhold in its sole and absolute discretion) and closure plans or any other documents required by any and all governmental authorities for any storage tanks installed in, on, under or about the Property by a Tenant Party for the closure of any such storage tanks (collectively, “Hazardous Materials Documents”). Tenant shall deliver to Landlord updated Hazardous Materials Documents (l) no later than thirty (30) days prior to the initial occupancy of any portion of the Premises or the initial placement of equipment related to Hazardous Materials anywhere at the Property, (m) if there are any changes to the Hazardous Materials Documents, annually thereafter no later than December 31 of each year, and (n) thirty (30) days prior to the initiation by Tenant of any Alterations or changes in Tenant’s business that involve any material increase in the types or amounts of Hazardous Materials. For each type of Hazardous Material listed, the Hazardous Materials Documents shall include (t) the chemical name, (u) the material state (e.g., solid, liquid, gas or cryogen), (v) the concentration, (w) the

100494\14214155v13 36 storage amount and storage condition (e.g., in cabinets or not in cabinets), (x) the use amount and use condition (e.g., open use or closed use), (y) the location (e.g., room number or other identification) and (z) if known, the chemical abstract service number. Notwithstanding anything in this Section to the contrary, Tenant shall not be required to provide Landlord with any Hazardous Materials Documents containing information of a proprietary nature, which Hazardous Materials Documents, in and of themselves, do not contain a reference to any Hazardous Materials or activities related to Hazardous Materials. Landlord may, at Landlord’s expense, cause the Hazardous Materials Documents to be reviewed by a person or firm qualified to analyze Hazardous Materials to confirm compliance with the provisions of this Lease and with applicable laws. In the event that a review of the Hazardous Materials Documents indicates non-compliance with this Lease or applicable laws, Tenant shall, at its expense, diligently take steps to bring its storage and use of Hazardous Materials into compliance. In addition, Landlord agrees that Tenant may use, store and properly dispose of commonly available household cleaners and chemicals to maintain the Premises and Tenant’s routine office operations (such as printer toner and copier toner) (hereinafter the “Permitted Chemicals”). Landlord and Tenant acknowledge that any or all of the Permitted Chemicals described in this paragraph may constitute Hazardous Materials. However, Tenant may use, store and dispose of same, provided that in doing so, Tenant fully complies with all Environmental Laws. 6.2.7.8 Exit Survey. At least five (5) business days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall provide Landlord with a facility decommissioning and Hazardous Materials closure plan for the Premises (“Exit Survey”) prepared by an independent third party reasonably acceptable to Landlord. The Exit Survey shall comply with the American National Standards Institute’s Laboratory Decommissioning guidelines (ANSI/AIHA Z9.11-2008) or any successor standards published by ANSI or any successor organization (or, if ANSI and its successors no longer exist, a similar entity publishing similar standards). In addition, at least ten (10) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall provide Landlord with written evidence of all required governmental releases obtained by Tenant in accordance with applicable laws, including laws pertaining to the surrender of the Premises. Tenant’s obligations under this Section shall survive the expiration or earlier termination of the Lease. ARTICLE 7 Casualty or Taking 7.1 Termination. In the event that the entire Premises or the Property, or any material part thereof shall be destroyed or damaged by fire or casualty, then the Term of this Lease may be terminated at the election of Landlord. Such election, shall be made by the giving of notice by Landlord to Tenant within one hundred twenty (120) days after the date of the casualty; provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord’s termination right as provided above, and the repairs/restoration of the Premises or Property cannot, in the reasonable opinion of Landlord, be completed within three hundred sixty-five (365) days after being commenced, Tenant may elect, within sixty (60) days after the date Landlord provides Tenant written notice of Landlord’s opinion of the time required to complete the applicable repairs/restoration, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant. In addition, in the event that the entire Premises

100494\14214155v13 37 or the Property, or any material part thereof (and the remaining portion of the Premises or Property is not reasonably sufficient to allow Tenant to effectively conduct its business therein, and Tenant does not conduct its business from such remaining portion), shall be taken by any public authority or for any public use or shall be condemned by the action of any public authority, then the Term of this Lease may be terminated at the election of Landlord or Tenant. Such election, which may be made notwithstanding the fact that Landlord’s entire interest may have been divested, shall be made by the giving of notice by Landlord or Tenant to the other party within one hundred twenty (120) days after the date of the taking. In addition to the termination rights set forth above, both Landlord and Tenant shall have the right to terminate this Lease if any damage to the Premises or the Property occurs during the last twelve (12) months of the Term and Landlord’s contractor estimates in writing delivered to the parties that the repair, reconstruction or restoration of such damage cannot be completed within the earlier of (a) the scheduled expiration date of the Term, or (b) sixty (60) days after the date of such damage. 7.2 Restoration. If neither Landlord nor Tenant elects to so terminate, this Lease shall continue in force and (so long as the damage is not caused by the negligence or other wrongful act of Tenant or its employees, agents, contractors or invitees) a just proportion of the Annual Fixed Rent and Additional Rent for Taxes and Operating Costs, according to the nature and extent of the damages sustained by the Premises, shall be suspended or abated until the Premises (excluding any improvements to the Premises made at Tenant’s expense) and Property, or what may remain thereof, shall be put by Landlord in proper condition for use, which Landlord covenants to do with reasonable diligence to the extent permitted by the net proceeds of insurance recovered or damages awarded for such destruction, taking, or condemnation and subject to zoning and building laws or ordinances then in existence. “Net proceeds of insurance recovered or damages awarded” means the gross amount of such insurance or damages actually made available to Landlord (and not retained by any Superior Lessor (as hereinafter defined) or Superior Mortgagee (as hereinafter defined)) less the reasonable expenses of Landlord incurred in connection with the collection of the same, including without limitation, fees and expenses for legal and appraisal services. 7.3 Award. Irrespective of the form in which recovery may be had by law, all rights to seek reimbursement for damages or compensation arising from fire or other casualty or any taking by eminent domain or condemnation shall belong to Landlord in all cases, and in the event of a termination of this Lease, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 4.5.1.3 of this Lease that is applicable to improvements and alterations made to the Premises; provided, however, that Tenant shall be entitled to retain from such insurance proceeds an amount equal to the unamortized amount, as of the effective date of such termination of the Lease, of the cost of all improvements and betterments to the Premises performed at Tenant’s expense, which costs shall be amortized (based on the straight line method of amortization) over a period equal to the initial 90-Lease Month Term of the Lease for purposes of such calculation. Tenant hereby grants to Landlord all of Tenant’s rights to such claims for damages and compensation and covenants to deliver such further assignments thereof as Landlord may from time to time request. Notwithstanding the foregoing, nothing contained herein shall be construed as or require an assignment of or prevent Tenant from prosecuting in any condemnation proceedings a claim for (i) the taking of personal property, inventory or trade fixtures belonging to Tenant, (ii) the value of any alterations or improvements paid for by Tenant (and not reimbursed by Landlord’s Contribution), (iii) the interruption of Tenant’s business and Tenant’s relocation expenses, (iv)

100494\14214155v13 38 loss of Tenant’s goodwill, or (v) any temporary taking where this Lease is not terminated as a result of such taking, and Tenant shall be entitled to receive any portion of any condemnation award made for the foregoing. 7.4 Waiver of Statutes. The provisions of this Lease, including, without limitation, this Section 7, constitute an express agreement between Landlord and Tenant with respect to any casualty or taking of all or any part of the Premises, the Building, or any other portion of the Property. Tenant, therefore, fully waives the provisions of any statute or regulation, including California Civil Code Sections 1932(2) and 1933(4), for any rights or obligations concerning a casualty, and California Code of Civil Procedure Section 1265.130 with respect to a termination this Lease based on a partial taking. ARTICLE 8 Defaults 8.1 Default of Tenant. (a) If Tenant shall default in its obligations to pay any amount of Rent or any other charges under this Lease when due or shall default in complying with its obligations under Subsection 6.1.11 of this Lease and if any such default shall continue for ten (10) days after written notice from Landlord designating such default, or (b) if as promptly as reasonably possible but in any event within thirty (30) days after written notice from Landlord to Tenant specifying any default or defaults other than those set forth in clause (a) Tenant has not cured the default or defaults so specified, or if such default or defaults are of a nature requiring more than thirty (30) days to cure, if Tenant fails to commence to cure such default or defaults within such thirty (30) day period and thereafter diligently pursue such cure to completion, then, and in any of such cases indicated in clauses (a) and (b) hereof (collectively and individually, a “Default of Tenant”), Landlord may, in addition to and not in derogation of any remedies for any preceding breach of covenant, acting through its employees, agents or servants, immediately or at any time thereafter, terminate this Lease by notice to Tenant in the manner provided in Section 10.1, and shall have the immediate right to re-enter and repossess the Premises, whereupon on the date specified in such notice, the Term of this Lease and all of Tenant’s rights and privileges under this Lease shall expire and terminate but Tenant shall remain liable as hereinafter provided. 8.2 Remedies. In the event Landlord shall elect to re-enter pursuant to Section 8.1, or in the event Landlord shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, and should Landlord elect to terminate this Lease, Landlord may recover from Tenant: (a) the worth at the time of the award of the unpaid Rent and other charges payable hereunder which are due, owing and unpaid by Tenant to Landlord at the time of termination; and (b) the worth at the time of the award of the amount by which (i) the unpaid Rent and other charges payable hereunder which would have been earned after termination until the time of the award exceeds (ii) the amount of such rental loss for such period that Tenant proves could have been reasonably avoided; and

100494\14214155v13 39 (c) the worth at the time of the award of the amount by which (i) the unpaid al Rent and other charges payable hereunder for the balance of the Term of this Lease after the time of such award exceeds (ii) the amount of such rental loss for such period that Tenant proves could be reasonably avoided; and (d) all other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of events are likely to result therefrom, including, without limitation, all costs (including reasonable attorneys’ fees, costs and disbursements) of recovering possession of the Premises, removing persons or property from the Premises, repairs, brokers’ fees, advertising and alterations to the Premises in connection with reletting the Premises; and (e) at Landlord’s election, other amounts in addition to or in lieu of the above as may be permitted from time to time by applicable law. All computations of the worth at the time of amounts recoverable by Landlord under clauses (a), (b), and (d) shall be computed by allowing interest at the Default Rate. The worth at the time of award recoverable by Landlord under clause (c) above shall be computed by discounting the amount otherwise recoverable by Landlord at the discount rate of the Federal Reserve Bank of San Francisco plus one percent (1%). If the Premises or any part of the Premises are vacated or abandoned, or if Landlord takes possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by applicable law, and if Landlord does not elect to terminate this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all Rent and other charges payable hereunder as the same becomes due. Landlord shall also have the right to make such alterations, repairs and decorations in the Premises as Landlord in its reasonable judgment considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall apply to any unpaid amounts due Landlord hereunder the net proceeds, if any, of any reletting of the Premises, after deducting all reasonable expenses in connection therewith, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys’ fees, costs and disbursements, advertising, expenses of employees, alteration costs and expenses of preparing the Premises for such reletting. Tenant hereby waives all right to receive all or any portion of the net proceeds of any such reletting. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or, in the event that the Premises are relet, for failure to collect the rent under such reletting. If Landlord is required by applicable laws to mitigate its damages under this Lease: (i) Landlord shall be required only to use reasonable efforts to mitigate, which shall not exceed such efforts as Landlord generally uses to lease other comparable space in the San Jose market area; (ii) Landlord will not be deemed to have failed to mitigate if Landlord leases any other properties or portions thereof in the San Jose market area before reletting all or any portion of the Premises; (iii) Landlord shall not be obligated to lease the Premises to a replacement tenant

100494\14214155v13 40 who does not, in Landlord’s good faith opinion, have sufficient financial resources to operate the Premises in a first-class manner and to fulfill all of the obligations in connection with the lease as and when the same become due; and (iv) any failure to mitigate as required herein with respect to any period of time shall only reduce the Rent and other amounts to which Landlord is entitled hereunder. In the event that Tenant should breach this Lease, Landlord may, at its option, enforce all of its rights and remedies under this Lease, including the right to recover the Rent and other charges payable hereunder as it becomes due hereunder. Additionally, Landlord shall be entitled to recover from Tenant all reasonable costs of maintenance and preservation of the Premises (to the extent of Tenant’s repair and maintenance obligations under this Lease), and all costs, including attorneys’ fees, costs and disbursement, to protect the Premises and Landlord’s interest under this Lease. At any time after a Default of Tenant occurs, Landlord may re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry into the Premises by Landlord pursuant to this paragraph shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. To the fullest extent permitted by law, Tenant hereby expressly waives any and all rights of redemption or relief from forfeiture under California Civil Procedure Sections 1174 and 1179, or any other present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above. Notwithstanding anything set forth in this Lease to the contrary, Tenant shall not be liable to Landlord for any punitive damages or for any loss of business or any other indirect, special or consequential damages suffered by Landlord from whatever cause, other than those consequential damages incurred by Landlord in connection with a holdover of the Premises by Tenant after the expiration or earlier termination of this Lease in accordance with the terms of Section 8.5 below, or incurred by Landlord in connection with any repair, physical construction or improvement work performed by Landlord as a result of a Default of Tenant under this Lease. It is hereby acknowledged and agreed that the terms of this paragraph shall not apply to any damage recoverable by Landlord under California Civil Code Section 1951.2 and Landlord’s right to continue the lease in effect and recover Rent as it becomes due pursuant to California Civil Code Section 1951.4. 8.3 Remedies Cumulative. Except as expressly provided otherwise in Section 8.2, any and all rights and remedies which Landlord may have under this Lease, and at law and equity (including without limitation actions at law for direct, indirect, special and consequential (foreseeable and unforeseeable) damages), for Tenant’s failure to comply with its obligations

100494\14214155v13 41 under this Lease shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law. 8.4 Landlord’s Right to Cure Defaults. If Tenant commits an Event of Default, Landlord shall have the right, but shall not be required, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of such Event of Default, and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith within thirty (30) days after written demand (which shall include reasonable documentation evidencing the costs incurred by Landlord), as Additional Rent, all such sums including reasonable attorneys’ fees, costs and disbursements, together with interest thereon at a rate (the “Default Rate”) equal to the lesser of twelve percent (12%) or the maximum rate allowed by law. 8.5 Holding Over. Any holding over by Tenant after the expiration or early termination of the Term of this Lease shall be treated as a daily tenancy at sufferance at a rental rate equal to one and one-half (1.5) times the sum of the Annual Fixed Rent in effect immediately prior to the expiration or earlier termination of the Term, plus Additional Rent and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages, direct and/or consequential (foreseeable and unforeseeable), sustained by reason of any such holding over. Otherwise, all of the covenants, agreements and obligations of Tenant applicable during the Term of this Lease shall apply and be performed by Tenant during such period of holding over as if such period were part of the Term of this Lease. 8.6 Effect of Waivers of Default. Any consent or permission by Landlord to any act or omission by Tenant shall not be deemed to be consent or permission by Landlord to any other similar or dissimilar act or omission and any such consent or permission in one instance shall not be deemed to be consent or permission in any other instance. 8.7 No Waiver, Etc. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord, or by Tenant, unless such waiver is in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty. 8.8 No Accord and Satisfaction. No acceptance by Landlord of a lesser sum than the Annual Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such installment or pursue any other remedy in this Lease provided.

100494\14214155v13 42 ARTICLE 9 Rights of Mortgagees or Ground Lessor This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to any ground or master lease, and to any and all mortgages, which may now or hereafter affect the Building or the Property and/or any such lease. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination. Any lease to which this Lease is subject and subordinate is herein called “Superior Lease” and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called “Superior Lessor”. Any mortgage to which this Lease is subject and subordinate is herein called “Superior Mortgage” and the holder of a Superior Mortgage is herein called “Superior Mortgagee”. Notwithstanding the foregoing to the contrary, any Superior Lessor or Superior Mortgagee may, at its option, subordinate the Superior Lease or Superior Mortgage of which it is the lessor or holder to this Lease by giving Tenant ten (10) days’ prior written notice of such election, whereupon this Lease shall, irrespective of dates of execution, delivery and recording, be superior to such Superior Lease or Superior Mortgage and no other documentation shall be necessary to effect such change. Landlord represents that the Property is not subject to any Superior Lease or Superior Mortgage as of the Date of this Lease. Landlord shall use commercially reasonable efforts to obtain a so-called non-disturbance agreement (“SNDA”) from any future Superior Mortgagee in the form customarily used by such Superior Mortgagee, but Landlord shall have no obligation to incur any expense or liability in connection with such request (or to become involved in any request by Tenant for changes to the form of SNDA) and, if such Superior Mortgagee shall fail or refuse to provide or to execute such SNDA (or to consider or agree to any changes to the form of SNDA requested by Tenant), such failure or refusal shall not constitute a default or breach of this Lease by Landlord. If any future Superior Mortgagee shall agree to provide an SNDA, then at Landlord’s request, Tenant shall first execute and deliver such SNDA to Landlord. If any Superior Lessor or Superior Mortgagee or the nominee or designee of any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise (except pursuant to the last sentence of the preceding paragraph), then at the request of such party so succeeding to Landlord’s rights (herein called “Successor Landlord”) and upon such Successor Landlord’s written agreement to accept Tenant’s attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant’s landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the Successor Landlord (unless formerly the landlord under this Lease) shall not be (a) liable in any way to Tenant for any act or omission, neglect or default on the part of Landlord under this Lease, (b) responsible for any monies owing by or on deposit with Landlord to the credit of Tenant, (c) subject to any counterclaim or setoff which theretofore accrued to Tenant against Landlord, (d) bound by any modification of this Lease subsequent to such Superior Lease or Superior Mortgage, or by any previous prepayment of

100494\14214155v13 43 Annual Fixed Rent or Additional Rent for more than one (1) month, which was not approved in writing by the Successor Landlord, (e) liable to Tenant beyond the Successor Landlord’s interest in the Property, (f) responsible for the performance of any work to be done by Landlord under this Lease to render the Premises ready for occupancy by Tenant, or (g) required to remove any person occupying the Premises or any part thereof, except if such person claims by, through or under the Successor Landlord. Tenant agrees at any time and from time to time to execute a suitable instrument in confirmation of Tenant’s agreement to attorn, as aforesaid. ARTICLE 10 Miscellaneous Provisions 10.1 Notices. Except as may be expressly provided herein otherwise, all notices, requests, demands, consents, approval or other communications to or upon the respective parties hereto shall be in writing, shall be (i) delivered by hand, (ii) mailed by certified or registered mail, return receipt requested, (iii) sent by a nationally recognized courier service that provides a receipt for delivery such as Federal Express, United Parcel Service or U.S. Postal Service Express Mail, or (iv) delivered by electronic mail (“E-mail”) to each of the addresses for each party provided in this Lease or provided in a written notice to the other party, provided that such notice by E-mail is promptly followed by a written notice sent by one of the methods identified in items (i), (ii) or (iii) above (and provided that such notice delivered by E-mail is followed by a written notice as set forth above, then such notice delivered by E-mail shall be deemed made as given on receipt, as verified by written or automated receipt, or by electronic log (as applicable)). For notices served personally or by courier, service shall be conclusively deemed made at the time of such personal service or refusal to accept service. Any notice given by mail shall conclusively be deemed delivered three (3) Business Days after the deposit thereof in the United States mail addressed to the party to whom such notice is to be given at the address set forth herein and shall be addressed as follows: if intended for Landlord, to the Original Address of Landlord set forth in Section 1.1 of this Lease with a copy to SIR Properties Trust, c/o The RMR Group LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458, Attention: Jennifer B. Clark, E-mail: [***] and to SIR Properties Trust, c/o The RMR Group LLC, 8631 West Third Street, Suite 301E, Los Angeles, CA 90048, Attention: Vice President, West Region, E-mail: [***] (or to such other address or addresses as may from time to time hereafter be designated by Landlord by notice to Tenant); and if intended for Tenant, addressed to Tenant at the Original Address of Tenant set forth in Section 1.1 of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Tenant by notice to Landlord). Notices shall be effective on the date delivered to (or the first date such delivery is attempted and refused by) the party to which such notice is required or permitted to be given or made under this Lease. Notices from either party may be given by such party’s agent, if any, or such party’s attorney. Any bills or invoices for Annual Fixed Rent or Additional Rent may be given by mail (which need not be registered or certified) and, if so given, shall be deemed given on the third Business Day (as defined in Section 10.8 below) following the date of posting. 10.2 Quiet Enjoyment. Landlord agrees that upon Tenant’s paying the rent and performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Term hereof without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease.

100494\14214155v13 44 10.3 Waiver of Jury Trial. LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER IN CONNECTION WITH THIS LEASE. 10.4 Lease not to be Recorded; Confidentiality of Lease Terms. Tenant agrees that it will not record this Lease. Both parties shall, upon the request of either (and at the expense of the requesting party), execute and deliver a notice or short form of this Lease in such form, if any, as may be acceptable for recording with the land records of the governmental entity responsible for keeping such records for the City of San Jose. In no event shall such document set forth the rent or other charges payable by Tenant pursuant to this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease and is not intended to vary the terms and conditions of this Lease. Tenant shall not make or permit to be made any press release or other similar public statement regarding this Lease without the prior approval of Landlord, which approval shall not be unreasonably withheld; provided, however, that the foregoing shall not apply to nor otherwise limit Tenant’s compliance with any disclosure requirements applicable to Tenant as a publicly- traded company in connection with this Lease, including, without limitation any requirement to disclose and provide a copy of this Lease in connection with Tenant’s 8-K disclosure obligations. 10.5 Limitation of Landlord’s Liability. The term “Landlord”, so far as covenants or obligations to be performed by Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of Landlord’s interest in the Property, and in the event of any transfer or transfers of such title to said property, Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord, shall, subject as aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective period of ownership of such interest in the Property. Notwithstanding the foregoing, in no event shall the acquisition of Landlord’s interest in the Property by a purchaser which, simultaneously therewith, leases Landlord’s entire interest in the Property back to Landlord, be treated as an assumption by operation of law or otherwise, of Landlord’s obligations hereunder. Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord’s obligations hereunder. The seller-lessee, and its successors in title, shall be Landlord hereunder unless and until such purchaser expressly assumes in writing Landlord’s obligations hereunder. Tenant shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord’s assets other than Landlord’s interest in the Property (and the rents, issues, profits and other proceeds derived in connection therewith), and Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord ever be personally liable for any such liability. In addition, Landlord hereby notifies Tenant that the Declaration of Trust of Landlord provides, and Tenant agrees, that no trustee, officer, director, general or limited partner, member, shareholder, beneficiary, employee or agent of Landlord (including any person or entity from time to time engaged to supervise and/or manage the operation of Landlord) shall be held to

100494\14214155v13 45 any liability, jointly or severally, for any debt, claim, demand, judgment, decree, liability or obligation of any kind (in tort, contract or otherwise) of, against or with respect to Landlord or arising out of any action taken or omitted for or on behalf of Landlord. 10.6 Landlord’s Default. 10.6.1 General. Landlord shall not be deemed to be in breach of, or in default in the performance of, any of its obligations under this Lease unless it shall fail to perform such obligation(s) and such failure shall continue for a period of thirty (30) days after written notice has been given by Tenant to Landlord specifying the nature of Landlord’s alleged breach or default, or such additional time as is reasonably required to correct any such breach or default so long as Landlord commences to cure within such thirty (30) day period and thereafter diligently pursues such cure to completion. Landlord’s failure to perform any of its obligations hereunder shall not be deemed an eviction of Tenant (constructive or actual), and Tenant shall have no right to terminate this Lease for any breach or default by Landlord hereunder and no right, for any such breach or default, to offset or counterclaim against any rent due hereunder except as expressly set forth in this Lease. In no event shall Landlord ever be liable to Tenant for any punitive damages or for any loss of business or any other indirect, special or consequential damages suffered by Tenant from whatever cause. 10.6.2 Landlord’s Failure to Make Repairs; Tenant’s Cure Right. If Landlord fails to make any repairs or replacements that are Landlord's responsibility under this Lease or otherwise perform any work that is Landlord’s responsibility under this Lease (collectively, for purposes of this Section 10.6.2, “repair” or “repairs”) within the time periods set forth in Section 10.6.1, and such failure to repair continues for three (3) Business Days after Landlord’s receipt of a second notice of the need for repairs from Tenant, and specifying that Tenant intends to perform such repairs unless Landlord responds to such notice, then Tenant may perform such repairs, subject to the further terms and conditions of this Section 10.6.2. In the event Tenant takes such repair action, Tenant shall use only those contractors used by Landlord in the Building for work unless such contractors are unwilling or unable to perform, or timely perform, such work, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in other comparable buildings in the vicinity of the Property. Promptly following completion of any work undertaken by Tenant pursuant to the terms and conditions of this Section 10.6.2, Tenant shall deliver a detailed invoice of the work completed, the materials used and the costs relating thereto. Landlord shall reimburse Tenant for the costs set forth in such invoice within thirty (30) days after receipt of such invoice. If, however, Landlord delivers to Tenant, within thirty (30) days after receipt of Tenant’s invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord’s reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms and conditions of this Lease or that the charges are excessive, in which case Landlord shall pay the amount it contends would not have been excessive. If Tenant disagrees with Landlord’s determination, then Landlord and Tenant shall attempt to agree upon the amount to be reimbursed to Tenant using reasonable good-faith efforts. If Landlord and Tenant fail to reach agreement within thirty (30) days thereafter, then either party may proceed to institute legal proceedings against the other (subject to the other terms and conditions of this Lease).

100494\14214155v13 46 10.7 Brokerage. Cushman & Wakefield of California, Inc., licensed real estate broker, represents Landlord in connection with this Lease, and Cornish & Carey Commercial, a California corporation dba Newmark Knight Frank, licensed real estate broker, represents Tenant in connection with this Lease (collectively, the “Brokers”). Landlord shall pay the Brokers a fee in accordance with the terms set forth in a separate agreement(s) between Landlord and the Brokers (the “Broker Agreements”) for brokerage services rendered by the Brokers in connection with the execution of this Lease. Tenant represents and warrants to Landlord that it has dealt with no broker or finder in connection with the consummation of this Lease other than the Brokers. In the event of any other brokerage claims, finder’s fees or similar claims or liens against Landlord or the Property (including the Premises) predicated upon or arising out of prior dealings with Tenant, Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim, and to discharge any such lien. Landlord represents and warrants to Tenant that it has dealt with no broker or finder in connection with the consummation of this Lease other than the Brokers. Landlord agrees to indemnify, defend and hold Tenant harmless from and against any brokerage claims finder’s fees or similar claims (including claims by the Brokers based on the Broker Agreements, but excluding any other claims by the Brokers) or otherwise predicated upon or arising out of prior dealings with Landlord. The indemnification obligations set forth in this Section 10.7 shall survive the expiration or earlier termination of this Lease. 10.8 Applicable Law and Construction. This Lease shall be governed by and construed in accordance with the laws of the State of California and if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and which shall expressly refer to this Lease. All understandings and agreements heretofore made between the parties are merged in this Lease and any other such written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation, neither party relying upon any statement or representation not embodied in this Lease or any other such written agreement(s) made concurrently herewith. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and Tenant shall have no right to the Premises hereunder until the execution and delivery hereof by both Landlord and Tenant. Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. If two or more persons or parties are named as Tenant herein, (a) each of such persons or parties shall be jointly and severally liable for the obligations of Tenant hereunder, and Landlord may proceed against anyone without first having commenced proceedings against any other of them, and (b) any notices, requests, demands, consents, approvals or other communications delivered by Tenant under this Lease which are not executed by each person or party named as Tenant herein may be deemed void, if Landlord shall so elect. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both an independent

100494\14214155v13 47 covenant and a condition, and time is of the essence with respect to the exercise of any rights and the performance of any obligations under this Lease. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant. Except as otherwise set forth in this Lease, any obligations of Tenant set forth in this Lease (including, without limitation, rental and other monetary obligations, repair and maintenance obligations and obligations to indemnify Landlord), shall survive the expiration or earlier termination of this Lease. This Lease may be signed in counterpart and/or by electronic signature. The term “Business Day” as used herein means any day or days other than Saturdays, Sundays and days on which Federal or California state-chartered banks are closed for business. Notwithstanding anything herein to the contrary, whenever under the terms and provisions of this Lease the time for performance falls on a day other than a Business Day, such time for performance shall be extended to the next Business Day. 10.9 Attorney’s Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. The term, "Prevailing Party" shall include, without limitation, a party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment or abandonment by the other party of its claim or defense. 10.10 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefore, governmental restrictions, governmental regulations, governmental controls, judicial orders, enemy or hostile governmental action, civil commotion, acts of terrorism, fire or other casualty, epidemics and pandemics or other viral exposures, spread or outbreaks or preventive measures to control the same (including, but not limited to, delays, closures and inability to conduct business due to applicable laws, requirements, orders, decrees, advisories, guidance or recommendations and/or adherence of the same to quarantine, work-from-home, shelter-in-place, stay-at-home, isolate, distance, and other similar measures from the Center for Disease Control and Prevention, World Health Organization or other applicable local, regional, municipal, State, Federal and global regulatory bodies) and other causes (financial inability excepted) beyond the reasonable control of the party obligated to perform (each, a “Force Majeure Event”), shall excuse the performance by that party for a period equal to the prevention, delay or stoppage, except the obligations imposed with regards to payment of Rent and any other sums or charges to be paid by Tenant pursuant to this Lease. 10.11 California Specific Provisions. 10.11.1Tenant hereby acknowledges and agrees that on or before the day hereof it has received from Landlord the disclosures required pursuant Section 25402.10 of the California Public Resources Code.

100494\14214155v13 48 10.11.2Landlord hereby acknowledges that, as of the date hereof, the Premises has not been inspected by a Certified Access Specialist (CASp). Tenant hereby acknowledges and understands that Landlord has made the foregoing statement in satisfaction of its disclosure obligations under Section 1938 of the California Civil Code. A CASp can inspect the Premises and determine whether the Premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the Premises, the commercial property owner or Landlord may not prohibit the Tenant from obtaining a CASp inspection of the Premises for the occupancy or potential occupancy of the Tenant, if requested by the Tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Premises. In furtherance of the foregoing, Landlord and Tenant hereby agree as follows: (i) any CASp inspection requested by Tenant shall be conducted, at Tenant’s sole cost and expense, by a CASp designated by Landlord, subject to Landlord’s reasonable rules and requirements; (ii) Tenant, at its sole cost and expense, shall be responsible for making any improvements or repairs within the Premises to correct violations of construction-related accessibility standards; and (iii) if anything done by or for Tenant in its use or occupancy of the Premises shall require any improvements or repairs to the Building or Property (outside the Premises) to correct violations of construction-related accessibility standards, then Tenant shall reimburse Landlord upon demand, as additional Rent, for the cost to Landlord of performing such improvements or repairs. 10.12 Authorization. Each individual executing this Lease on behalf of Tenant has the requisite right, power, legal capacity and authority to execute and enter into this Lease on behalf of Tenant, to legally bind Tenant to the terms and provisions of this Lease and to perform each and all of Tenant’s obligations under this Lease. 10.13 Rooftop Rights. So long as Tenant continues to Lease one hundred percent (100%) of the Premises, then in accordance with, and subject to, the terms and conditions set forth in this Lease (including, without limitation, Section 6.2.5 and Exhibit D), and this Section 10.11, Tenant may install, access, maintain and use on the roof of the Building, at Tenant’s sole cost and expense, but without the payment of any additional Rent or a license or similar fee or charge, (i) satellite dishes/antennas for receiving of signals or broadcasts (as opposed to the generation or transmission of any such signals or broadcasts) servicing the business conducted by Tenant from within the Premises (plus reasonable equipment and cabling related thereto) (all such equipment is defined collectively as the “Telecommunications Equipment”), and (ii) HVAC equipment (i.e., which HVAC equipment is in addition to the HVAC units to be provided, repaired and/or replaced by Landlord pursuant to Sections 3.2.1.2, 3.3 and 6.1.3) to the extent the same is required to be installed on the exterior of the Building in connection with any supplemental HVAC system that Tenant installs in the Premises in accordance with the terms set forth in this Lease (the “HVAC Equipment”) (collectively, the “Rooftop Equipment”). 10.13.1 Condition of Roof. Except as otherwise set forth in this Lease and subject to Landlord’s obligation to install the New Roof on the Building and repair and maintain such roof as provided for above in this Lease, Landlord makes no representations or warranties whatsoever with respect to the condition of the roof of the Building, or the fitness or suitability of the roof of the Building for the installation, maintenance and operation of the Rooftop Equipment,

100494\14214155v13 49 including, without limitation, with respect to the quality and clarity of any receptions and transmissions to or from the Telecommunications Equipment and the presence of any interference with such signals whether emanating from the Building or otherwise. Landlord agrees to use commercially reasonable efforts to enforce any warranty for the New Roof. 10.13.2 Plans and Specifications. In the event Tenant elects to exercise its right to install any Rooftop Equipment, then Tenant shall give Landlord prior notice thereof. Such Rooftop Equipment shall be installed pursuant to plans and specifications approved by Landlord (specifically including, without limitation, all mounting and waterproofing details), which approval will not be unreasonably withheld, conditioned, or delayed. In addition, the physical appearance and the size of the Rooftop Equipment shall be subject to Landlord’s reasonable approval, the location of any such installation of the Rooftop Equipment shall be designated by Tenant subject to Landlord’s reasonable approval and Landlord may require Tenant to install screening around such Rooftop Equipment, at Tenant’s sole cost and expense, as reasonably designated by Landlord. Notwithstanding any such review or approval by Landlord, Tenant shall remain solely liable for any damage to any portion of the roof or roof membrane, specifically including any penetrations, in connection with Tenant’s installation, use, maintenance and/or repair of such Rooftop Equipment, and Landlord shall have no liability therewith. In connection with Tenant’s installation, use, maintenance and/or repair of such Rooftop Equipment, Tenant shall take no action (or fail to take appropriate action) that would void or otherwise materially affect the warranty on the New Roof, and Landlord shall have the right to require that a representative of Landlord be present at any time Tenant is performing any work on the New Roof. Such Rooftop Equipment shall, in all instances, comply with applicable governmental laws, codes, rules and regulations. 10.13.3 Maintenance and Removal. Tenant shall maintain such Rooftop Equipment, at Tenant’s sole cost and expense. Tenant shall remove such Rooftop Equipment upon the date that Tenant no longer occupies one hundred percent (100%) of the Premises, and in any event, Tenant shall remove such Rooftop Equipment upon the expiration or earlier termination of this Lease and repair any damage to the roof caused by such removal. 10.13.4 Tenant’s Obligations. For the purposes of determining Tenant’s obligations under this Lease with respect to its use of the Rooftop Equipment all of the provisions of this Lease shall apply to the installation, use and maintenance of the Rooftop Equipment, including, without limitation, the provisions relating to insurance, indemnity, repairs and maintenance, and compliance with laws. 10.13.5 No Right to Transfer. Tenant shall not be entitled to assign, sublease, license or otherwise transfer all or any portion of its right to use the Telecommunications Equipment (other than in connection with an assignment of this Lease under the terms of Section 6.2.1 above). (Signature Page Follows)

100494\14214155v13 50 IN WITNESS WHEREOF, the parties have executed this Lease as of the date first written above. LANDLORD: SIR PROPERTIES TRUST By: The RMR Group LLC, its managing agent By: /s/ Jennifer F. Francis Jennifer F. Francis Executive Vice President TENANT: ARCHER AVIATION INC., a Delaware corporation By: /s/ Brett Adcock Name: Brett Adcock Its: Co-CEO

100494\14214155v13 Exhibit A Plan Showing the Premises

100494\14214155v13 Exhibit A-1 Legal Description of Property

100494\14214155v13 Exhibit B – Page 1 Exhibit B Declaration by Landlord and Tenant as to Commencement Date

100494\14214155v13 Exhibit C – Page 1 Exhibit C Rules and Regulations

100494\14214155v13 Exhibit D – Page 1 Exhibit D Alterations Requirements

100494\14214155v13 Exhibit E – Page 1 Exhibit E Contractor’s Insurance Requirements

100494\14214155v13 Exhibit F – Page 1 Exhibit F Site Plan Improvements

100494\14214155v13 Exhibit G – Page 1 Exhibit G Demolition Plan